AIRCRAFT LEASE AGREEMENT

                           Dated as of April 15, 1993

                                     between

                           TRUST COMPANY FOR USL, INC.
                      not in its individual capacity except
                   as otherwise specified herein but solely as
                                  Owner Trustee

                                     Lessor

                                       and

                           FEDERAL EXPRESS CORPORATION

                                     Lessee

                           One Boeing 727-2D4 Aircraft

                          U.S. Registration No. N362PA

                               (Mfg. Ser. #21850)







                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----

Section 1.      Definitions . . . . . . . . . . . . . . . . . . . . . . . .    1

Section 2.      Delivery and Acceptance . . . . . . . . . . . . . . . . . .   11

        2.1.    Delivery and Lease of Aircraft  . . . . . . . . . . . . . .   11
        2.2.    Confirmation; Acceptance by Lessee  . . . . . . . . . . . .   11
        2.3.    Conditions to Lease . . . . . . . . . . . . . . . . . . . .   11
        2.4.    Inspection; Acceptance Test Flight on
                  Delivery  . . . . . . . . . . . . . . . . . . . . . . . .   13
        2.5.    Appointment of Lessee as Agent; Enforcement
                  of Modification Contract  . . . . . . . . . . . . . . . .   14

Section 3.      Term and Rent . . . . . . . . . . . . . . . . . . . . . . .   15

        3.1.    Term  . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
        3.2.    Basic Rent  . . . . . . . . . . . . . . . . . . . . . . . .   16
        3.3.    Supplemental Rent . . . . . . . . . . . . . . . . . . . . .   16
        3.4.    Adjustments to Basic Rent and Stipulated
                  Loss Values . . . . . . . . . . . . . . . . . . . . . . .   16
        3.5.    Payments  . . . . . . . . . . . . . . . . . . . . . . . . .   16

Section 4.      Lessor's Representations and Warranties;
                DISCLAIMER; Certain Agreements of Lessee  . . . . . . . . .   17

        4.1.    Representations and Warranties of Lessor  . . . . . . . . .   17
        4.2.    DISCLAIMER  . . . . . . . . . . . . . . . . . . . . . . . .   17
        4.3.    Lessee's Representations and Warranties . . . . . . . . . .   19

Section 5.      Return of Aircraft  . . . . . . . . . . . . . . . . . . . .   23

        5.1.    General Condition upon Return . . . . . . . . . . . . . . .   23
        5.2.    Return of the Engines . . . . . . . . . . . . . . . . . . .   25
        5.3.    Fuel; Manuals   . . . . . . . . . . . . . . . . . . . . . .   26
        5.4.    Storage Upon Return . . . . . . . . . . . . . . . . . . . .   26
        5.5.    Severable Parts . . . . . . . . . . . . . . . . . . . . . .   26
        5.6.    Failure to Return Aircraft or Engines . . . . . . . . . . .   27

Section 6.      Liens   . . . . . . . . . . . . . . . . . . . . . . . . . .   27

Section 7.      Registration, Operation, Possession, Sub-
                  leasing and Records . . . . . . . . . . . . . . . . . . .   28


                                      (i)

                                                                            PAGE
                                                                            ----
        7.1.    Registration and Operation  . . . . . . . . . . . . . . . .   28
                  (a) Registration  . . . . . . . . . . . . . . . . . . . .   28
                  (b) Nameplate . . . . . . . . . . . . . . . . . . . . . .   28
                  (c) Compliance with Laws  . . . . . . . . . . . . . . . .   28
                  (d) Operation; Insurance Requirements . . . . . . . . . .   29

        7.2.    Possession and Subleases  . . . . . . . . . . . . . . . . .   29

        7.3.    Records and Reports . . . . . . . . . . . . . . . . . . . .   35
                  (a) Records . . . . . . . . . . . . . . . . . . . . . . .   35
                  (b) Information and Reports . . . . . . . . . . . . . . .   36

Section 8.      Maintenance; Replacement and Pooling
                  of Parts; Alterations, Modifications and
                  Additions . . . . . . . . . . . . . . . . . . . . . . . .   36

        8.1.    Maintenance . . . . . . . . . . . . . . . . . . . . . . . .   36
        8.2.    Replacement of Parts  . . . . . . . . . . . . . . . . . . .   36
        8.3.    Pooling of Parts  . . . . . . . . . . . . . . . . . . . . .   37
        8.4.    Alterations, Modifications and Additions  . . . . . . . . .   38

Section 9.      Renewal Options; Purchase Options . . . . . . . . . . . . .   39

Section 10.     Loss, Destruction, Requisition, Etc.  . . . . . . . . . . .   41

        10.1.   Event of Loss with Respect to Airframe  . . . . . . . . . .   41

        10.2.   Event of Loss with Restpect to an Engine  . . . . . . . . .   41

                  (a)  Event of Loss  . . . . . . . . . . . . . . . . . . .   41
                  (b)  Conditions; Lessee's Obligations . . . . . . . . . .   42
                  (c)  Recordation and Opinions . . . . . . . . . . . . . .   42
                  (d)  Conveyance; Replacement Engine . . . . . . . . . . .   42
                  (e)  No Reduction of Basic Rent . . . . . . . . . . . . .   43

        10.3.   Application of Payments from Governmental
                  Authorities for Requisition of Title  . . . . . . . . . .   43

                  (a)  Replacement of Engine  . . . . . . . . . . . . . . .   43
                  (b)  Nonreplacement . . . . . . . . . . . . . . . . . . .   43

        10.4.   Application of Payments During Existence of
                  Default . . . . . . . . . . . . . . . . . . . . . . . . .   43

Section 11.     Insurance . . . . . . . . . . . . . . . . . . . . . . . . .   44


                                      (ii)

                                                                            PAGE
                                                                            ----

                  (a)  Public Liability and Property
                         Damage Insurance . . . . . . . . . . . . . . . . .   44
                  (b)  Insurance Against Loss or Damage to
                         the Aircraft . . . . . . . . . . . . . . . . . . .   45
                  (c)  Reports, etc.  . . . . . . . . . . . . . . . . . . .   46
                  (d)  Self-Insurance . . . . . . . . . . . . . . . . . . .   48
                  (e)  Additional Insurance by Lessor and
                         Lessee . . . . . . . . . . . . . . . . . . . . . .   48
                  (f)  Indemnification by Government in Lieu
                         of Insurance . . . . . . . . . . . . . . . . . . .   48
                  (g)  Application of Payments During
                         Existence of a Lease Event of
                         Default  . . . . . . . . . . . . . . . . . . . . .   49
                  (h)  Terms of Insurance Policies  . . . . . . . . . . . .   49
                  (i)  Insurance Coverage Under
                         Certain Circumstances  . . . . . . . . . . . . . .   51
                  (j)  Non-Discrimination Against the
                         Aircraft in Insurance  . . . . . . . . . . . . . .   51

Section 12.     Inspection  . . . . . . . . . . . . . . . . . . . . . . . .   51

Section 13.     Assignment  . . . . . . . . . . . . . . . . . . . . . . . .   51

Section 14.     Events of Default . . . . . . . . . . . . . . . . . . . . .   52

Section 15.     Remedies    . . . . . . . . . . . . . . . . . . . . . . . .   55

Section 16.     Notices     . . . . . . . . . . . . . . . . . . . . . . . .   58

Section 17.     Net Lease; Lessee's Obligations; No
                  Set-Off, Counterclaim, Etc. . . . . . . . . . . . . . . .   59

Section 18.     Covenants of Lessee . . . . . . . . . . . . . . . . . . . .   60

                  (a)  Certain Assurances . . . . . . . . . . . . . . . . .   60
                  (b)  Filing and Recordation . . . . . . . . . . . . . . .   60
                  (c)  Existence . . . . . . . . . . . . . . . . . . . . .    60

Section 19.     Right To Perform for Lessee . . . . . . . . . . . . . . . .   60

Section 20.     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . .   61

Section 21.     Financing   . . . . . . . . . . . . . . . . . . . . . . . .   62

Section 22.     Section 1110 Compliance . . . . . . . . . . . . . . . . . .   63


                                     (iii)

SCHEDULE 1      Basic Rent Schedule

EXHIBIT A       Lease Supplement
EXHIBIT B       Form of Receipt for Leased Aircraft
EXHIBIT C       Stipulated Loss Values
EXHIBIT D       Domicile of Permitted Sublessees
EXHIBIT E       Schedule of Reregistration Countries
























                                      (iv)

     LEASE AGREEMENT, dated as of April 15, 1993, between TRUST COMPANY FOR USL, INC., an Illinois corporation, not in its individual capacity but solely as owner Trustee under the Trust Agreement defined in Section 1 below ("Lessor"), and FEDERAL EXPRESS CORPORATION, a Delaware corporation ("Lessee"),

                               W I T N E S S E T H:
                               - - - - - - - - - -

     WHEREAS, Lessee desires to lease from Lessor and Lessor is willing to lease to Lessee the aircraft described herein upon and subject to the terms and conditions of this Lease.

     NOW THEREFORE, in consideration of the mutual promises herein, Lessor and Lessee agree as follows:

     Section 1.  Definitions.
                 -----------

     Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Lease and shall be equally applicable to both the singular and the plural forms of the terms herein defined. Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time.

     "Act" means the Federal Aviation Act of 1958, as amended from time to time.

     "Additional Insureds" means Lessor, in its individual capacity and as owner of the Aircraft, each Owner Participant and Lessee in its capacity as sublessor under any Sublease.

     "Affiliate" means a Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under a common control with, another Person.

     "Aircraft" means the Airframe, together with the three Engines initially installed on such Airframe when delivered and leased hereunder and all applicable manuals and records relating thereto (or any Replacement Engine substituted for any of such Engines hereunder), whether or not any of such initial or Replacement Engines may from time to time thereafter be installed on such Airframe or may be installed on any other airframe or on any other aircraft.

     "Airframe" means (i) the Boeing 727-2D4 aircraft (excluding Engines or engines from time to time installed thereon) manufactured by Manufacturer in 1979 and currently bearing United States registration number N362PA and manufacturer's serial number 21850 leased hereunder by Lessor to Lessee and (ii) any and all Parts so long as the same shall be incorporated in such aircraft and any and all parts removed from such aircraft so long as title thereto shall remain vested in Lessor in accordance with the terms hereof.

     "Base Rate" means the rate of interest publicly announced from time to time by The First National Bank of Chicago at its principal office in Chicago as its "corporate base rate" (or its equivalent successor rate if the corporate base rate is no longer used). The effective date of each change to the Base Rate shall take effect on the day specified in the public announcement of such change.

     "Basic Rent" means, for the Basic Term, the rent identified as Basic Rent in and payable pursuant to Section 3.2 hereof, and, for any Renewal Term, Basic Rent determined pursuant to Section 9 hereof.

     "Basic Term" means the period commencing on the Delivery Date and expiring on April 21, 2006.

     "Business Day" means any day other than a Saturday, Sunday or other day on which banking institutions in New York, New York, Memphis, Tennessee, San Francisco, California or Chicago, Illinois are authorized or required by law to be closed.

     "Civil Reserve Air Fleet Program" shall mean the Civil Reserve Air Fleet Program administered by the Government pursuant to Executive Order No. 11490, as amended, or any substantially similar program.

     "Conversion Letter Agreement" means the letter agreement, dated as of April 22, 1993 from Lessee to the Owner Participants.

     "Delivery Date" means the date of the Lease Supplement relating to the Aircraft, which date shall be the date on which the Aircraft is leased to Lessee hereunder.

     "Delivery Receipt" means the receipt for the Aircraft delivered by Lessee on the Delivery Date.

     "Dollars" and "$" mean the lawful currency of the United States of America.

     "DOT"  means  the  United  States   Department  of  Transportation  or  any
governmental person, agency or authority succeeding to the functions of such Department of Transportation.

     "Engine" means (i) each of the three Pratt & Whitney JT8D-15A engines identified by manufacturer's serial number on the Lease Supplement subjecting the Aircraft to this Lease and originally installed on the Airframe on delivery thereof pursuant to this Lease, whether or not from time to time thereafter installed on such Airframe or installed on any other airframe, and (ii) any Replacement Engine, whether or not from time to time thereafter installed on the Airframe or any other airframe, together in each case with any and all Parts incorporated in such Engine and any and all Parts removed from such Engine so long as title thereto shall remain vested in Lessor in accordance with the terms hereof. At such time as a Replacement Engine shall be substituted hereunder and the Engine for which the substitution is made shall be released, such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means as of any date of determination, all Engines then leased hereunder.

     "Event of Default" means a Lease Event of Default.

     "Event of Loss" means, with respect to the Aircraft, Airframe or any Engine, any of the following events with respect to such property: (i) the loss of such property or of the use thereof due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for normal use by Lessee for any reason whatsoever; (ii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss, or a constructive or compromised total loss; (iii) the theft or disappearance of such property for a period of 120 consecutive days (or earlier if either (a) Lessee shall no longer be diligently attempting to locate and pursue the return of such property or (b) the last day of the Term has occurred); (iv) the confiscation, condemnation, or seizure of, or requisition of title to, or use of, such property by any governmental or purported governmental authority (other than a requisition for use by the Government or by any other government of registry of the Aircraft, or any agency or instrumentality of any thereof), which in the case of any event referred to in this clause (iv) shall have resulted in the loss of possession of such property by Lessee for a period in excess of 180 consecutive days (or shorter if the last day of the Term has occurred) or shall have resulted in the loss of title to such property by Lessor for a period in excess of 45 consecutive days (or shorter if the last day of the Term has occurred); (v) as a result of any law, rule, regulation, order or other

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PI
action by the FAA or other governmental body of the government of registry of the Aircraft having jurisdiction, use of such property in the normal course of the business shall have been prohibited for a period of 120 consecutive days, unless Lessee, prior to the expiration of such 120-day period, shall have undertaken and shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use of such property by Lessee, but in any event if such use shall have been prohibited for a period of one year;
(vi) the  requisition  for use by the  Government  or any  other  government  of registry of the Aircraft or, in the case of such other government, any instrumentality or agency thereof, which shall have occurred during the Term and, in the case of the Government, shall have continued for 30 days beyond the Term or, in the case of any other government of registry of the Aircraft, or any instrumentality or agency thereof, shall have continued to the end of the Term; provided that no Event of Loss shall be deemed to have occurred, and the Term
--------
shall be extended automatically for a period of six months in the event that the Aircraft, the Airframe or any Engine is requisitioned by the Government pursuant to an activation as part of the Civil Reserve Air Fleet Program; and (vii) with respect to an Engine only, any divestiture of title to such Engine or other event specified as an Event of Loss with respect to an Engine in Section 10.2 hereof. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

     "Expenses" means any and all liabilities, obligations, losses, damages, penalties, claims (including, but not limited to, negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions, suits, outof-pocket costs, expenses and disbursements (including reasonable legal fees, costs of investigation of whatsoever kind and nature and expenses (including expenses referred to in Section 9 of the Participation Agreement, except to the extent required to be paid by the owner Trustee thereunder) and all costs and expenses relating to amendments, supplements, waivers and consents to and under the Operative Documents, but excluding internal costs and expenses such as salaries and overhead of whatsoever kind and nature).

     "FAA" means the United States Federal Aviation Administration or any governmental person, agency or other authority succeeding to the functions of the Federal Aviation Administration

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     "Fair Market Rental Value" or "Fair Market Sales Value" of the Airframe or any Engine shall mean the value which would be obtained in an arms'-length transaction between an informed and willing lessee-user or buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to lease or buy, as the case may be, and an informed and willing lessor or seller, as the case may be, under no compulsion to lease or sell, as the same shall be specified by agreement between Lessor and Lessee or, if not agreed to by Lessor and Lessee within a period of 15 days after either party requests a determination, then as specified in an appraisal prepared and delivered in New York City mutually agreed to by two recognized independent aircraft appraisers, one of which shall be appointed by Lessor and the other of which shall be appointed by Lessee, or, if such appraisers cannot agree on such appraisal within 20 days, each shall render its own appraisal and shall by mutual consent appoint a third independent recognized aircraft appraiser within five days after the end of such 20-day period. If the two appraisers fail to appoint a third independent recognized aircraft appraiser within such five-day period, then either party, on behalf of both may apply to the American Arbitration Association (or any successor organization thereto) in New York City for the appointment of such third appraiser. The appraisal shall be completed within 30 days of the appointment of such third appraiser. As soon as the last appraiser appointed has delivered his appraisal that appraisal shall be compared with the appraisals given by the other two appraisers. If the determination of one appraiser is more disparate from the average of all three determinations than each of the other two determinations, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be final and binding upon the parties hereto; otherwise the average of all three determinations shall be final and binding upon the parties hereto. In determining Fair Market Rental Value or Fair Market Sales Value by appraisal or otherwise, it will be. assumed that the Aircraft, Airframe or Engine is in the condition, location and overhaul status in which it is required to be returned to Lessor pursuant to Section 5 hereof (except that a determination of Fair Market Sales Value pursuant to Section 14 hereof shall be based on "as is, where is" condition), that Lessee has removed all Parts which it is entitled to remove pursuant to Section 8 hereof. Except as otherwise expressly provided in this Lease, all appraisal costs will be borne by Lessee.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     "Government" means the federal government of the United States of America or any instrumentality or agency thereof the obligations of which are supported by the full faith and credit thereof.

     "Indemnitee" means Lessor, in its individual and trust capacities, the owner Participant and each of their respective Affiliates, successors, assigns, transferees, directors, officers, employees and agents.

     "Lease," "this Lease," "this Agreement, "hereby," "herein," "hereof," "hereunder," or other like words mean this Aircraft Lease Agreement, as amended or supplemented in accordance with the terms hereof, including by way of one or more Lease Supplements.

     "Lease Default" or "Default" means any event or condition which, with notice or lapse of time, or both, would constitute a Lease Event of Default.

     "Lease Event of Default" is defined in Section 14.

     "Lease Period" means each of the consecutive semiannual periods throughout the Term commencing on a Lease Period Date and continuing to, but not including, the next succeeding Lease Period Date.

     "Lease Period Date" means April 21, 1994 and each October 21 and April 21 thereafter to and including April 21, 2006.

     "Lease Supplement" means a supplement to this Lease substantially in the form attached as Exhibit A hereto, subjecting an Aircraft, Engine or other property to this Lease.

     "Lessee" means Federal Express Corporation, a Delaware corporation, and its permitted successors and assigns hereunder.

     "Lessor" means Trust Company for USL, Inc., not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and its permitted successors and assigns thereunder and hereunder.

     "Lessor Liens" means any Lien on, or disposition of title with respect to, the Aircraft, the Airframe or any Engine arising as a result of: (i) claims against Lessor,

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
the Owner Trustee, in its individual capacity, or either Owner Participant not related to the transactions contemplated by the Operative Documents; (ii) any act or omission of either Owner Participant, Lessor, or the Owner Trustee, in its individual capacity, which is not related to the transactions contemplated by the Operative Documents or is in violation of any of the terms of the Operative Documents; (iii) claims against either Owner Participant, Lessor, or the Owner Trustee, in its individual capacity, with respect to Taxes or Losses against which Lessee is not required to indemnify either Owner Participant, Lessor or the Owner Trustee, in its individual capacity; or (iv) claims against Lessor or such Owner Participant arising out of any transfer by Lessor or either Owner Participant of all or any portion of the respective interests of Lessor or such Owner Participant in the Aircraft, the Trust Estate or the Operative Documents other than a transfer of the, Aircraft by Lessor pursuant to this
Agreement or a transfer pursuant to Section 10 hereof or pursuant to the exercise of the remedies set forth in Section 15 hereof; provided, however, that
                                                         --------  -------
any Lien which is attributable solely to Trust Company for USL, Inc. or an owner Participant and would otherwise constitute a Lessor Lien hereunder shall not constitute a Lessor Lien hereunder so long as (a) the existence of such Lien poses no material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein, (b) the existence of such Lien does not interfere in any way with the use or operation of the Aircraft by Lessee (or any Sublessee) and (c) Trust Company for USL, Inc. or such Owner Participant, as the case may be, is diligently contesting such Lien by appropriate proceeding.

     "Lien" means any mortgage, pledge, lien, claim, encumbrance,. lease, security interest or any other charge of any kind of property.

     "MAE' means Mobile Aerospace Engineering, Inc., an Alabama corporation.

     "Maintenance Program" is defined in Section 8.1.

     "Manufacturer" means (i) with respect to the Airframe, The Boeing Company, a Delaware corporation, and (ii) with respect to the Engines, United Technologies Corporation, a Delaware corporation, Pratt & Whitney Aircraft Commercial Engine Business, and their respective successors and assigns.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     "Modification Contract" means the Aircraft Modification and Maintenance Agreement between the Lessor and MAE.

     "Obsolete Parts" has the meaning set forth in Section 8.4 hereof.

     "Officer's Certificate" means a certificate signed by the Chairman, the President, the Managing Director, Aircraft Financing, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Person providing such certificate.

     "Operative Documents" means the Participation Agreement, the Lease, each Lease Supplement, the Trust Agreement, the Modification Contract, the Conversion Letter Agreement and any documents delivered in connection with a financing arrangement pursuant to Section 22 hereof.

     "Overdue Interest Rate" means a rate per annum equal from time to time to the lesser of: (a) 2.00% over the Base Rate ox (b) the highest rate permitted by law.

     "Owner Participant" means each of United States Leasing International, Inc. and Airlease Ltd., a California Limited Partnership, and their respective successors and permitted assigns under the Trust Agreement.

     "Participation Agreement" means that certain Participation Agreement, dated as of the date hereof, among Lessee, each owner Participant and the Owner Trustee, as such Participation Agreement may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

     "Parts" means all appliances, parts, components, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine (and "Part" means any of the foregoing) and all such items which are subsequently removed therefrom so long as title thereto shall remain vested in Lessor in accordance with Section 8.2 hereof.

     "Permitted  Lien" means any Lien referred to in clauses (i) through (vi) of
Section 6 hereof.


                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     "Permitted Sublessee" means any air, carrier domiciled and principally located in a country listed in Exhibit D hereto as in effect from time to time.

     "Person" means any  individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

     "Renewal Term" has the meaning set forth in Section 9(a) hereof.

     "Rent" means Basic Rent and Supplemental Rent.

     "Replacement Engine" means an engine which shall have been substituted for an Engine leased hereunder pursuant to Section 10.2 or 5.2 which is a Pratt & Whitney JT8D-15A engine or an engine of the same or another manufacturer of equivalent or greater value, condition, utility, airworthiness, remaining useful life and suitable for installation and use on the Airframe; provided that such
                                                              --------
engine shall be of the same make, model and manufacturer as the other engines installed, on the Airframe, shall be an engine of a type then being utilized by Lessee on other Boeing 727-2D4 aircraft operated by Lessee, and shall have been maintained, serviced, repaired and overhauled in substantially the same manner as Lessee maintains, services, repairs and overhauls similar engines utilized by Lessee and without in any way discriminating against such engine.

     "Stipulated Loss Value" with respect to the Aircraft means (i) as of any date through and including the last day of the Basic Term, means the amount specified in Exhibit C hereto opposite the Stipulated Loss Value Date with respect to which the amount of Stipulated Loss Value is determined (as such Exhibit C may be adjusted from time to time as provided in Section 3.4 hereof) and (ii) with respect to the Aircraft, as of any date during any Renewal Term, shall mean the amount determined as provided in Section 9 hereof, as such amount may be adjusted. from time to time.

     "Stipulated Loss Value Date" shall mean the respective dates set forth in Exhibit C to this Lease.

     "Sublease" means any sublease permitted by the terms of Section 7.2(viii) hereof.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     "Sublessee" means any Person for so long, but only so long, as such Person is in possession of the Airframe and/or any Engine pursuant to the terms of a Sublease which is then in effect pursuant to Section 7.2(viii) hereof.

     "Supplemental Rent" means all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes or agrees to pay to Lessor or any other Person hereunder or under any of the Operative Documents, including, without limitation, Stipulated Loss Value.

     "Taxes" means any and all fees (including, without limitation, license, documentation and registration fees), taxes (including without limitation, income, gross receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), licenses, levies, imposts, duties, recording charges or fees, charges, assessments, or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon (each, individually a "Tax").

     "Term"  means the Basic Term and, if  actually  entered  into,  any Renewal
Term.

     "Trust Agreement" means the Trust Agreement (1987-N362PA) dated as of November 10, 1987, among the owner Participants and Trust Company for USL, Inc., as such Agreement has been amended or supplemented in accordance with its terms.

     "U.S. Air Carrier" means any United States air carrier as to which there is in force a certificate issued pursuant to Section 401 or Section 418 of the Federal Aviation Act, and as to which there is in force an air carrier operating certificate issued pursuant to Part 121 of the regulations under such Act, or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or. in the absence thereof.

     "Wet Lease" means any arrangement whereby the Lessee (or a Sublessee) agrees to furnish the Airframe and Engines or engines installed thereon to a third party pursuant to which such Airframe and Engines or engines (i) shall be operated solely by regular employees of Lessee (or a Sublessee) possessing all current certificates and licenses that would be required under the Federal Aviation Act (or if the Aircraft is not registered in the United States, all certifi-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
cates and licenses required by the laws of the jurisdiction of registry) for the performance by such employees of similar functions within the United States of America (or such jurisdiction of registry) (it is understood that cabin attendants need not be employees of Lessee) and (ii) shall be maintained by Lessee (or a Sublessee) in accordance with its normal maintenance practices.

     Section 2.  Delivery and Acceptance.
                 -----------------------

     2.1. Delivery and Lease of Aircraft. Subject to the conditions and pursuant
          ------------------------------
to the terms of this Lease, Lessor hereby agrees to deliver the Aircraft on the Delivery Date and simultaneously to lease to Lessee hereunder, and Lessee hereby agrees to lease and accept from Lessor hereunder, the Aircraft. Delivery and acceptance of the Aircraft shall occur at the storage facility maintained by Aero Corporation at Lake City Airport, Lake City, Florida or such other location as the parties shall agree.

     2.2.  Confirmation;  Acceptance by Lessee. By execution and delivery of the
           -----------------------------------
Lease Supplement in respect of the Aircraft, Lessee will confirm to Lessor that Lessee has accepted the Aircraft for all purposes hereof as being in good working order and repair and without defect in condition, design, operation, merchantability or fitness for use, whether or not discoverable by Lessee as of the date thereof, except for discrepancies identified in Exhibit 2 to the Delivery Receipt.

     2.3.  Conditions  to Lease.  Lessor's  obligation  to lease the Aircraft to
           --------------------
Lessee shall be subject to the receipt by Lessor of the following documents or other items on or before the Delivery Date for the Aircraft, all of which shall be reasonably satisfactory in form and substance to Lessor:

     (a) each of the Operative Documents shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect;

     (b) copies of all documents evidencing corporate action taken by the Lessee, with respect to this Lease, the Lease Supplement and each other document required to be executed and delivered by any such Person in accordance with the provisions hereof and thereof, and a copy of the resolutions of the board of directors of Lessee, certified by the Secretary or Assistant Secretary of Lessee, evidencing the

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
due authorization of the execution, delivery and performance of each such document, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents and the signature or signatures of such persons;

     (c) an Officer's Certificate of Lessee stating that:

          (i) the representations and warranties contained in Section 4.3 hereof are true and correct on and as of such date as though made on and as of such time (except to the extent that such representations and warranties relate solely to an earlier date); and

          (ii) no event has occurred and is continuing, or would result from the lease of the Aircraft, which constitutes a Lease Default or Lease Event of Default;

     (d) an opinion or report signed by an independent insurance broker or by, an insurer acceptable to Lessor as to the due compliance with the insurance provisions of Section 11 hereof with respect to the Aircraft, together with certificates evidencing the insurance as required by Section 11 hereof;

     (e) an opinion of Kenneth R. Masterson, Esq., counsel to the Lessee and of Davis Polk & Wardwell, special counsel to the Lessee, each dated the Delivery Date, and each in form and substance reasonably satisfactory to Lessor;

     (f) an opinion of Daugherty, Fowler & Peregrin or other counsel experienced in federal aviation matters, as to the due filing for recordation of the Lease and the Lease Supplement and as to such other matters as Lessor may reasonably request, addressed to Lessor and Lessee;

     (g) since May 31, 1992, no material adverse change shall have occurred in the financial condition of Lessee;

     (h) a Uniform Commercial code financing statement or statements shall have been executed and delivered by the Lessee, and such financing statement or state-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
ments shall have been duly filed in all places necessary or advisable, and any additional Uniform Commercial Code financing statements deemed necessary or advisable by the Owner Participant shall have been executed and delivered by Lessee and duly filed by the Owner Participant;

     (i) the Owner Participant shall have received an opinion addressed to the Owner  Participant,  the Owner Trustee and Lessee,  from  Stanley E. Gutman,
Esq.,  counsel  for  the  Owner  Trustee,  in  form  and  substance   reasonably
satisfactory to the Owner Partcipant;

     (j) the Owner Participant shall have received an opinion, in form and substance satisfactory to the owner Participant, from B. K. Associates, independent aircraft appraisers, or such other recognized aircraft appraiser selected by the owner Participant;

     (k) the Owner Participant and the Owner Trustee shall have received an independent insurance broker's report, and certificates of insurance, in form and substance reasonably satisfactory to the Owner Participant and the Owner Trustee, as to the due compliance with the terms of the Modification Contract relating to insurance with respect to the Aircraft; and

     (1) such other documents, opinions and certificates incident to the foregoing as Lessor may reasonably request.

     2.4.  Inspection;  Acceptance Test Flight on Delivery.  Lessee acknowledges
           -----------------------------------------------
that it has performed, prior to delivery.and acceptance of the Aircraft, at its own cost and expense, a ground inspection of the Aircraft and a boroscope inspection of each of the Engines: Lessee acknowledges that such inspections have not revealed any defects, includ ing defects that would cause the Aircraft not to possess a valid certificate of airworthiness issued by the FAA, other than those defects identified in Exhibit 2 to the Delivery Receipt. The cost of correcting all such defects shall be for the account of Lessor. Immediately following delivery and acceptance, Lessor and Lessee shall conduct, at Lessee's cost and expense and with Lessee's crew, an acceptance test flight pursuant to standard test flight procedures utilized by the Lessee, or other such procedures as the parties agree. Lessor shall be permitted two representatives on such flight, which shall not exceed two hours in length. If such flight

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
test reveals any discrepancies that were not revealed in the ground and boroscope inspections, Lessee shall promptly provide Lessor with a detailed list of such discrepancies, and Lessor shall, at its expense, promptly correct any such discrepancies or, if the cost of correcting all discrepancies would exceed $100,000, Lessor may, at its option, elect to terminate this Lease.

     2.5.  Appointment of Lessee as Agent: Enforcement of Modification Contract.
           --------------------------------------------------------------------

     (a)  Appointment.  Lessor hereby appoints Lessee as its agent for the
          -----------
sole purpose of (1) overseeing the modifications to be performed by MAE pursuant to the Modification Contract, (2) determining whether such modifications have been made in accordance with the terms of the Modification Contract, (3) exercising, on behalf of Lessor, all rights of Lessor under the Modification Contract (including the right to inspect the Aircraft pursuant to Article VII thereof), and (4) performing, on behalf of Lessor, all obligations of Lessor under the Modification Contract (including Lessor's obligation to provide Lessor-Supplied Parts to MAE in connection with Article IV thereof). Lessee accepts such agency and agrees to exercise all rights of Lessor, and perform all duties and obligations imposed on Lessor, under the Modification Contract; provided, however, that Lessee shall not (x) waive, in whole or in part, any
--------   -------
obligation of MAE under the Modification Contract, (y) consent to any amendment or modification to the terms of the Modification Contract or (z) take any other action which would adversely affect Lessor without, in the case of (x), (y) and
(z), having first obtained the prior written consent of Lessor not to be unreasonably withheld or delayed. The appointment contained in this Section 2.5(a) shall terminate automatically upon the occurrence of an Event of Default hereunder.

     (b) Certain Responsibilities.  In  addition  to  its  obligations set
         ------------------------
forth above as Lessor's agent, Lessee shall, in connection with its appointment as Lessor's agent, (1) at Lessor's request, provide to Lessor copies of any progress reports prepared by MAE under the Modification Contract, (2) inform Lessor promptly after the inspection and test flights described in Article VII of the Modification Contract, and (3) take any other action reasonably requested by Lessor.

     (c) Indemnity.  Lessee shall indemnify and  hold  harmless Lessor for
         ---------
any amounts in respect of which Lessor is

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
required to indemnify MAE under the Modification Contract or damages suffered by Lessor as a result of actions taken by Lessee as Lessor's agent pursuant to this
Section 2.5 except to the extent such damages are attributable to Lessor's gross negligence or willful misconduct (other than any such gross negligence or willful misconduct imputed to Lessor by law but attributable to acts or omissions of Lessee, acting as agent of Lessor or otherwise).

     (d) Enforcement of Modification  Contract.  So long as no Event of
         -------------------------------------
Default shall have occurred and be continuing, Lessor hereby agrees that at the request and election of Lessee, Lessor will either (1) if so directed by Lessee, take such reasonable action as Lessee may request in order to enforce MAE's obligations to Lessor under the Modification Contract (including enforcement of specific performance remedies, if available) or (2) take all reasonable efforts to enforce MAE's obligations to Lessor in respect of claims of Lessee arising from a default by MAE thereunder to the extent that Lessee, after using reasonable efforts, is unable to claim directly against MAE. In the event of a Delay (as defined in the Modification Contract) that results in the delivery of an Aircraft to Lessee being delayed by more than 210 days beyond the Scheduled Date (as defined in the Modification Contract) therefor, Lessor may thereafter commence remedies against MAE seeking the return of all Lessor-Supplied Parts (as defined in the Modification Contract) which are owned and have been provided by Lessee. Lessor agrees that it will not oppose any such efforts by Lessee to seek the return of such Lessor-Supplied Parts; provided that (i) the foregoing
                                               --------
shall not be construed in any manner as affecting Lessee's obligations to lease the Aircraft and (ii) in the event that any such action results in MAE being unable to comply with the requirements of Exhibit A to the Modification
Contract, Lessee shall be obligated to take or lease such Aircraft notwithstanding the failure of MAE to satisfy such requirements of such Exhibit A.

     Section 3. Term and Rent.
                -------------

     3.1.  Term.  The Aircraft shall be leased hereunder for the Term; provided,
           ----                                                        --------
however, that the Term of this Lease may be earlier terminated pursuant  to  the
-------
provisions hereof.

     3.2.  Basic Rent.  Lessee  hereby  agrees  to  pay  to  Lessor  Basic  Rent
           ----------
semiannually in arrears throughout the Term

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
by paying to Lessor on each Lease Period Date the amount set forth in Schedule I hereto (as such amounts may be adjusted pursuant to Section 3.4 below).

     3.3.  Supplemental  Rent.  Lessee  also  agrees  to  pay to  Lessor,  or to
           ------------------
whomsoever shall be entitled thereto, any and all Supplemental Rent when and as the same shall become due and owing. Lessee shall also pay to Lessor, or to whomsoever shall be entitled thereto, as Supplemental Rent, to the extent permitted by applicable law, interest at the overdue Interest Rate on any part of any installment of Basic Rent not paid when due for any period from the date on which the same was due to but excluding the date of payment in full and on any payment of Supplemental Rent not paid when due to Lessor, or to whosoever shall be entitled thereto, as the case may be, for the period from and including the date on which the same was due to but excluding the date of payment. The expiration or other termination of Lessee's obligation to pay Basic Rent hereunder shall not limit or modify the obligations of Lessee with respect to Supplemental Rent.

     3.4.  Adjustments to Basic Rent and Stipulated Loss Values.  The Basic Rent
           ----------------------------------------------------
and Stipulated Loss Value payable hereunder will be adjusted as provided on the Conversion Letter Agreement.

     3.5.  Payments.  Payments of Rent and any and all other amounts  payable to
           --------
Lessor hereunder shall be paid in funds of the United States of America which shall be immediately available prior to 1:00 p.m., New York time, on the date due at Citibank, N.A., ABA #021-000-089, Account No.: 4052-9099, Reference:
Federal Express: 727 Lease, or as otherwise directed by Lessor in writing. Except as otherwise expressly provided herein, whenever any payment of Rent or other payment to be made hereunder shall be due on a day which is not a Business Day, such payment shall be made on the next succeeding day which is a Business Day. Any payments due and payable to either Lessor or Lessee upon termination or expiration of the Term shall be paid within ten (10) days.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     Section 4. Lessor's  Representations  and Warranties;  DISCLAIMER;  Certain
                Agreements of Lessee.
                ----------------------------------------------------------------

     4.1.  Representations and Warranties of Lessor.
           ----------------------------------------
Lessor warrants that:

     (a) Trust Company for USL, Inc. is a corporation duly organized and validly existing under the laws of Illinois, and this Lease has been executed by an officer thereof who is duly authorized to do so in accordance with the terms of the Trust Agreement.

     (b) The Trust Agreement is in full force and effect and Lessor is duly and properly authorized to execute and deliver this Lease under the Trust Agreement.

     (c) So long as Lessee shall not be in default under the terms and provisions of this Lease, Lessor will not disturb, and will not permit anyone claiming by, through or under Lessor to disturb, the Lessee's quiet, peaceful use and enjoyment of the Aircraft.

     4.2.  DISCLAIMER.  (i) THE AIRCRAFT, WHEN DELIVERED AND LEASED BY LESSOR TO
           ----------
LESSEE HEREUNDER, WILL BE LEASED "AS IS" AND "WHERE IS." LESSOR HAS NOT AND SHALL NOT BE DEEMED TO HAVE MADE, BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS LEASE OR HAVING DONE OR FAILED TO DO ANY ACT OR ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS LEASE, AND LESSOR HEREBY SPECIFICALLY DISCLAIMS, ANY GUARANTY, REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE (EXCEPT AS HEREINBELOW PROVIDED), AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, OR FITNESS FOR USE FOR A PARTICULAR OR ANY PURPOSE OF THE AIRCRAFT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, THE ABSENCE THEREFROM OF LATENT OR OTHER DEFECTS WHETHER OR NOT DISCOVERABLE, THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT OR AS TO ANY OTHER GUARANTY, REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, INCLUDING WITHOUT LIMITATION ANY LIABILITY IN TORT, OBLIGATION OR LIABILITY ARISING FROM NEGLIGENCE, STRICT LIABILITY, ANY IMPLIED WARRANTY ARISING FROM COURSE OF
PERFORMANCE OR DEALING OR USAGE OR TRADE, OR LOSS OR INTERRUPTION OF USE, PROFIT, OR BUSINESS, OR OTHER CONSEQUENTIAL DAMAGES; AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH GUARANTY, REPRESENTATION OR WARRAN-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

TIES. NEITHER LESSOR NOR ANY OTHER INDEMNITEE SHALL HAVE ANY RESPONSIBILITY OR LIABILITY TO LESSEE OR ANY OTHER PERSON, REGARDLESS OF ANY NEGLIGENCE (OTHER THAN ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT WHICH IS NOT ATTRIBUTABLE TO ITS INTEREST IN THE AIRCRAFT) OF LESSOR OR ANY OTHER INDEMNITEE, AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES AND DISCLAIMS ANY RIGHTS OR REMEDIES, WITH RESPECT TO (i) ANY LIABILITY, LOSS OR DAMAGE CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR BY ANY INADEQUACY THEREOF OR
DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH, (ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO, (iii) ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR (iv) THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT. WITHOUT LIMITING THE FOREGOING, THE WARRANTIES AND REPRESENTATIONS EXPRESSLY SET FORTH BELOW IN THIS SECTION 4.2 ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO THE AIRCRAFT, EXPRESS OR IMPLIED, AND LESSOR SHALL NOT BE DEEMED TO HAVE MADE ANY OTHER IMPLIED WARRANTIES, OR GUARANTEES, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE, OR ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR OR ANY USE, EXCEPT THAT: Lessor represents and warrants that, on the Delivery Date, Lessor shall have the right to lease the Aircraft hereunder and the Aircraft shall be free of Lessor's Liens (disregarding for this purpose the proviso to the definition thereof), other than the Lien of the Trust Agreement; and Lessor covenants that thereafter Lessor shall not create, incur, assume or suffer to exist any Lessor's Lien on the Aircraft, other than the Lien of the Trust Agreement.

     (ii)  Modification  of Other  Warranties.  None of the  provisions  of this
           ----------------------------------
Article 4 or any other provision of this Lease shall be deemed to amend, modify or otherwise affect the representations, warranties or other obligations (express or implied) of the Lessee, or any subcontractor or supplier of the Lessee, with respect to the Airframe, the Engines or any Parts incorporated or installed in or attached to the Airframe or Engines, or to release the Lessee or any such subcontractor or supplier from any such representation, warranty or obligation. So long as an Event of Default shall not have occurred and be continuing under this Lease and to the extent permitted under the applicable warranty, patent indemnity or service-life policy, (i) the Lessor and the

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

Lessee agree that the Lessor hereby assigns to the Lessee such rights as the Lessor may have under any warranty, patent indemnity or service-life policy made or given by the Lessee or any of its subcontractors or suppliers and any other claims against the Lessee or any such subcontractor or supplier with respect to the Aircraft; (ii) all payments pursuant to any manufacturer's or subcontractor's warranty, patent indemnity or service-life policy obligation shall be paid to the Lessee for application to the cost of repair or correction of any condition of the Aircraft which gave rise to such payment; and (iii) the Lessee shall remit to the Lessor the excess of such payment over the amount so used by the Lessee for repair, correction or reimbursement.

     4.3.  Lessee's  Representations  and  Warranties.  Lessee  hereby makes the
           ------------------------------------------
following representations and warranties:

     (a) Lessee  is  a  corporation duly organized and validly existing in good standing pursuant to the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which it has intrastate routes, or offices or major overhaul facilities or in which other activities of the Lessee require such qualification; is a "citizen of the United States" and an "air carrier" within the meaning of the Federal Aviation Act operating under certificates issued under Section 401 and Section 418 of such Act; holds all licenses, certificates, per mits and franchises from the appropriate agencies of the United States of America and/or all other governmental authorities having jurisdiction, material to the oper ation of the routes flown by it and the conduct of its business and operations as presently conducted; has its chief executive office (as such term is defined in Article 9 of the Uniform Commercial Code) in Memphis, Tennessee; and has the corporate power and authority to hold under lease the Aircraft and to enter into and perform its obligations under the Operative Documents;

     (b) the  execution,   delivery  and  performance  by  Lessee  of  the
Operative Documents to which Lessee is a party will, on the Delivery Date, have been duly authorized by all necessary corporate action on the part of Lessee, do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of Lessee except such as

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
have been duly obtained or by the Delivery Date will have been duly obtained, and none of such Lessee Documents contravenes any law, judgment, government rule, regulation or order binding on Lessee or the certificate of incorporation or by-laws of Lessee or contravenes the provisions of, or constitutes a default under, or results in the creation of any Lien (other than Permitted Liens) upon the property of Lessee under its certificate of incorporation or by-laws or any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or any of its properties may be bound or affected;

     (c) neither the execution and delivery by Lessee of the operative Documents to which Lessee is a party nor the performance by Lessee of its obligations thereunder require the consent, approval or authorization of, the giving of notice to, or the registration with, or the taking of any other action in respect of any federal, state or foreign government authority or agency, except for (A) the orders, permits, waivers, exemptions, authorizations and approvals of the regulatory authorities having jurisdiction over the operation of the Aircraft by Lessee, which orders, permits, waivers, exemptions, authorizations and approvals have been duly obtained or will on or prior to the Delivery Date be duly obtained, and will on the Delivery Date be in full force and effect and (B) any normal periodic and other reporting requirements under the applicable rules and regulations of the FAA to the extent required to be given or obtained only after the Delivery Date;

     (d) assuming  due  authorization,   execution  and  delivery  of  the
Operative Documents by each party thereto other than the Lessee, the Operative Documents will each constitute legal, valid and binding obligations of Lessee enforceable against Lessee in accordance with the terms thereof;

     (e) except as set forth in, and subject to, the opinion of counsel to the Lessee referred to in Section 2.3 hereof, there is no pending or threatened action or proceeding before any court or administrative agency which individually (or in the aggregate in the case of any group of related lawsuits), if adversely determined, is expected to have a material adverse effect on the financial condition of Lessee or the ability of Lessee

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
to perform its obligations under the Operative Documents;

     (f) except for the filing for recording pursuant to the Act of the Lease with the Lease Supplement covering the Aircraft, no further action, including the giving of any notice or any filing or recording of any document (including any financing statement in respect thereof under Article 9 of the Uniform Commercial Code of any applicable jurisdiction), is necessary or advisable in order to establish and perfect the Owner Trustee's title to and interest in the Aircraft, as against the Lessee, as against any third parties in any applicable jurisdictions in the United States;

     (g) there has not occurred any event which constitutes a Lease Default or a Lease Event of Default which is presently continuing;

     (h) the statement of financial position of Lessee as of May 31, 1992 and February 28, 1993 and the related statements of earnings and cash flow of Lessee for the year and nine months then ended, copies of which have been furnished to each owner Participant, fairly present the financial condition of Lessee as at such dates and the results of operations and cash flow of Lessee for the periods ended on such dates, in accordance with generally accepted accounting principles consistently applied (except as may be stated in the notes thereto) and since February 28, 1993, there has been no material adverse change in such condition or operations, except for such matters timely disclosed in filings with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, by the Lessee, copies of which have been delivered to each Owner Participant prior to the date hereof, or as disclosed in press releases issued by the Lessee and copies of which have been delivered to each Owner Participant prior to the date hereof, and except as noted in this paragraph (h), neither the financial statements referred to in this paragraph (h) nor any other written statement furnished to each Owner Participant, in either case in connection with the transactions contemplated by the Operative Documents, by or on behalf of Lessee or any Person authorized or employed by Lessee as agent, broker, dealer or otherwise in connection with the negotiation of the transactions contemplated by the Operative Docu-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
ments, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading;

     (i) no governmental approval of any kind is required of either Owner Parti-cipant or Owner Trustee for their respective execution of or performance under this Agreement or any agreement contemplated hereby solely by reason of any fact or circumstance peculiar to (A) Lessee, (B) the nature of, or the proposed conversion of, the Aircraft, or (C) Lessee's proposed operations or use of, or the proposed conversion of, the Aircraft;

     (j) all sales or use tax then due and for which Lessee is responsible pur-suant to Section 4(a) of the Participation Agreement shall have been paid, other than such taxes which are being contested by Lessee in good faith and by appropriate proceedings (and for which Lessee shall have established adequate reserves) so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Aircraft;

     (k) Lessee is in compliance in all material respects with all laws, ordi-nances or governmental rules and regulations to which Lessee is subject, including, without limitation, the Act, the Occupational Safety and Health Act of 1970, the Employee Retirement Income Security Act of 1974 and all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, the violation of which would materially and adversely affect the properties, business, prospects, profits or condition of the Lessee; and

     (1) No "employee benefit plan" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by the Lessee or any entity required to be aggregated with the Lessee under Section 414 (b) or
(c) of the Code (an "ERISA Affiliate") has incurred an "accumulated funding deficiency" (within the meaning of the Employee Retirement Income Security Act of 1974, as amended) and neither the Lessee nor any ERISA Affiliate of the Lessee has incurred any material liability to the Pension Benefit Guaranty Corporation.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     Section 5. Return of Aircraft.
                ------------------

     5.1. General Condition upon Return. Unless an Event of Loss with respect to
          -----------------------------
the Airframe shall have occurred, in which case Section 10.1 hereof shall apply, upon the expiration of the Term for the Aircraft or termination of this Lease with respect to the Aircraft, Lessee will return the Aircraft to Lessor by delivering the same to Lake City Airport, Florida, or such other site in the continental United States on Lessee's route system as shall be mutually agreed between Lessee and Lessor. All costs and expenses associated with the return of the Aircraft and compliance with this Section 5 shall be for the account of Lessee, except as otherwise expressly provided herein. At the time of such return, (i) Lessee will (unless Lessor at least 90 days prior to the return hereunder has requested that Lessee retain the existing registration of the Aircraft) cause the Aircraft, if it is not then so registered, to be registered under the laws of the United States with the FAA in the name of the Lessor or its designee; provided that Lessee shall be relieved of its obligations under this sentence if such registration is prohibited by reason of the failure of either Owner Participant, Lessor or Lessor's designee to be eligible on such date to own an aircraft registered with the FAA, and (ii) the Airframe will be fully equipped with the Engines (or Replacement Engines) installed thereon.

     Also, at the time of such return, such Airframe and Engines or Replacement Engines (A) shall be certified (or, if not then registered under the Act by reason of the proviso to clause (i) in the preceding paragraph or because Lessor has requested the retention of the existing registration of the Aircraft, shall be eligible for certification) as an air worthy aircraft by the FAA, (B) shall be free and clear of all Liens (other than Lessor Liens) and rights of third parties under any arrangement including, but not limited to, pooling, interchange, overhaul, repair or other similar agreements or arrangements, (C) shall be in a regular configuration used by Lessee and in as good an operating condition as when accepted by Lessee (as agent for the Lessor) under the Modification Contract, ordinary wear and tear excepted, and otherwise in the condition required to be maintained under Lessee's FAA-approved maintenance plan, irrespective of whether such Airframe or Engines have been under Sublease during the Term, and shall have had accomplished the ongoing corrosion prevention procedures set forth in such maintenance plan, (D) in the event that Lessee shall not then be using a

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
continuous maintenance program with respect to the Airframe immediately prior to such return but instead shall have been using a block overhaul program with respect to the Airframe, then such block overhaul program shall have been approved by all necessary governmental approvals of the country under the laws of which the Aircraft shall then have been registered, (E) in the event that Lessee during the period of operation of the Aircraft immediately prior to such return shall not have been using an on condition maintenance program with respect to the Engines (or Replacement Engines), Lessee agrees that the average number of hours or cycles of operation (whichever shall be applicable under the maintenance program then in use with respect to such Engines (or Replacement Engines)), on such Engines (or Replacement Engines) remaining until the next scheduled engine heavy maintenance or refurbishment shall be at least 25% of the hours or cycles (whichever is applicable) between engine heavy maintenance or refurbishment allowed under the FAA-approved maintenance program then in use with respect to such engines (or Replacement Engines), (F) shall have all exterior markings removed or painted over with the areas thereof refinished to match adjacent areas, (G) shall be in a state of cleanliness suitable under Lessee's normal service standards for operation in Lessee's service and (H) shall at the time of such return have no deferred maintenance items and shall be in compliance (without regard to permitted compliance extensions) with all regulations, mandatory maintenance directives, Federal Air Regulations or other instructions of the FAA or other United States governmental authorities having jurisdiction in each case that are required with respect to the Aircraft prior to the date of return of the Aircraft under this Section 5 and shall have no airworthiness directives issued by the FAA requiring terminating action by the date of return; and in all such cases the Aircraft shall not have been discriminated against whether by reason of its leased status or otherwise in maintenance, use, operation or in any other manner whatsoever.

     If clause (E) above shall be applicable but the Engines (or Replacement Engines) do not meet the conditions specified in said clause (E) , Lessee shall pay or cause to be paid to Lessor a Dollar amount computed by multiplying (I) 125% of the direct cost to Lessee (based upon the direct cost to Lessee for similar aircraft in the fleet of Lessee) during the preceding 12 months of performing for an engine of the same model as the Engines (or Replacement Engines) the scheduled engine heavy maintenance or refurbishment under the FAA-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
approved maintenance program then used by Lessee for engines of the same model as the Engines (or Replacement Engines) (or in the event that Lessee has not performed such a scheduled engine heavy maintenance or refurbishment during the preceding 12 months, then the amount determined pursuant to this clause (I) shall be equal to the fair market cost of the performance of such scheduled engine heavy maintenance or refurbishment) by (II) a fraction of which (x) the numerator shall be the excess of 25% of the hours or cycles (whichever is applicable) of operation of one Engine between engine heavy maintenance or refurbishment allowable under the FAA-approved maintenance program then in use with respect to such Engines (or Replacement Engines) over the actual average number of hours or cycles of operation on such Engines (or Replacement Engines) remaining until the next such scheduled engine heavy maintenance or refurbishment and (y) the denominator shall be the number of hours or cycles allowable between the times permitted for such scheduled engine heavy maintenance or refurbishment by (III) three.

     During the last six months of the Term, with reasonable notice, Lessee will cooperate, and cause any Sublessee to cooperate, at Lessor's sole cost, in all reasonable respects with the efforts of Lessor to sell or lease the Aircraft, including, without limitation, permitting prospective purchasers or lessees to inspect the Aircraft and any records relating to the Aircraft then required to be retained by the FAA or by the comparable government agency of the country in which the Aircraft is registered, all in accordance with Section 12 hereof, provided that any such cooperation shall not interfere with the normal
         --------
operation of the Aircraft by, or the business of, Lessee or any Sublessee.

     5.2. Return of the Engines.  In the event that a Replacement Engine  shall
          ---------------------
be delivered With the returned Air frame as set forth in Section 5.1, Lessee, concurrently with such delivery, will, at no cost to Lessor, furnish, or cause to be furnished, to Lessor a full warranty (as to title) bill of sale with respect to each such Replacement Engine, in form and substance reasonably satisfactory to Lessor (together with an opinion of counsel (which may be Lessee's General Counsel) to the effect that such full warranty bill of sale has been duly authorized and delivered and is enforceable in accordance with its terms and that such Replacement Engines are free and clear of all Liens other than Lessor Liens (including for this purpose Liens that would be Lessor Liens but for the proviso to the definition of Lessor

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

Liens)), upon receipt from Lessor of a bill of sale evidencing the transfer, without recourse or warranty (except as to the absence of Lessor Liens (including for this purpose Liens that would be Lessor Liens but for the proviso to the definition of Lessor Liens)) by Lessor to Lessee or its designee of all of Lessor's right, title and interest in and to any Engine not installed on the Airframe at the time of the return of the Airframe.

     5.3. Fuel; Manuals. Upon the return of the Aircraft upon any termination of
          -------------
this Lease in accordance with Section 5.1, (i) Lessor shall have no obligation with respect to the fuel or oil contained in the fuel or oil tanks of such Aircraft, and (ii) Lessee shall deliver or cause to be delivered to Lessor all logs, manuals and data and inspection, modification and overhaul records required to be maintained with respect thereto under applicable rules and regulations of each country under the laws of which the Aircraft has been registered during the period of operation thereof.

     5.4.  Storage  Upon  Return.  If,  at least 15 days  prior to termination
           ---------------------
of this Lease at the end of the Term or pursuant to Section 15, Lessee receives from Lessor a written request for storage of the Aircraft upon its return hereunder, Lessee will provide Lessor, or cause Lessor to be provided, with storage facilities for the Aircraft (at Lessor's risk and at Lessor's cost for insurance, maintenance, and Lessee's out-of-pocket expenses) for a period not exceeding 45 days (or, if a Lease Default or a Lease Event of Default shall be continuing at the time of Lessor's request for storage, 90 days) commencing on the date of such termination, at a location in the continental United States selected by Lessee (or, if a Lease Default or a Lease Event of Default shall be continuing at the time of Lessor's request for storage, selected by Lessor) used as a location for the parking or storage of aircraft. Lessee shall, at Lessor's written request, maintain insurance (if available) for the Aircraft during such period not exceeding sixty days (or, if a Lease Default or a Lease Event of Default shall be continuing at the time of Lessor's request for storage, 120 days) and shall be reimbursed by Lessor for the premiums thereon.

     5.5. Severable Parts. At any time during the last 120 days of the Term or
          ---------------
if the Aircraft is otherwise to be returned to Lessor, Lessee shall, at Lessor's request, advise Lessor of the nature and condition of all severable nonpro-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
prietary Parts owned by Lessee which have been used by Lessee during the prior six months and which Lessee has or intends to remove from the Aircraft in accordance with Section 8 hereof. Lessor may, at its option, upon 30 days notice to Lessee, purchase any or all of such nonproprietary Parts from Lessee upon the expiration of the Term or upon such return at their then fair market value.

     5.6.  Failure to Return  Aircraft or Engines.  If Lessee  shall,  for any
           --------------------------------------
reason whatsoever, fail to return the Aircraft or any Engine at the time specified herein, the obligations of Lessee as provided in this Lease shall continue in effect with respect to the Aircraft or such Engine until such Aircraft or such Engine is returned to Lessor; but this Section 5.6 shall not be construed as permitting Lessee to fail to meet its obligations to return the Aircraft or such Engine in accordance with the requirements of this Lease or constitute a waiver of a Lease Default or Lease Event of Default.

     Section 6. Liens.
                -----

     Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, Airframe or Engines, title thereto or any interest therein or in this Lease, except (i) the respective rights of Lessor as owner of the Aircraft and Lessee as herein provided (including any Sublease permitted pursuant to Section 7.2 hereof) and any other rights existing pursuant to the Operative Documents, (ii) Lessor Liens (including for the purposes of this Section 6 Liens that would be Lessor Liens but for the proviso to the definition of Lessor Liens) , (iii) Liens for Taxes of Lessee (or any Sublessee) either not yet due or being contested in good faith by appropriate proceed ing so long as such proceedings do not involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein, (iv) materialmen's, mechanics', workmen's, repairmen's, employees', or other like liens arising in the ordinary course of Lessee's or any Sublessee's business securing obligations that are not overdue for a period of more than 30 days or are being contested in good faith by appropriate proceedings so long as during such 30 day period there is not, or such proceedings do not involve, any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein, (v) Liens arising out of any judgment or award against Lessee (or any Sublessee), unless the judgment secured shall not, within 30 days after

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
the entry thereof, have been discharged, vacated, reversed or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within 30 days after the expiration of such stay, (vi) Liens permitted by
Section 22 hereof, and (vii) any Lien with respect to which Lessee (or any Sublessee) shall have provided a bond or other security in an amount and under terms reasonably satisfactory to Lessor. Lessee will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any such Lien not excepted above if the same shall arise at any time.

     Section 7. Registration, Operation, Possession, Sub-leasing and Records.
                ------------------------------------------------------------

     7.1. Registration and Operation.
          --------------------------

     (a) Registration.  Lessee,  at its own cost and expense,  shall (and shall
         ------------
cause any Sublessee to) cause the Aircraft to remain duly registered in the name of Lessor under the Federal Aviation Action Act (except as otherwise required by applicable law or to the extent that such registration cannot be effected because of Lessor's or an Owner Participant's failure to comply with the citizenship or other eligibility requirements for registration of aircraft under such Act) at all times during the Term; provided that Lessor and the Owner
                                           --------
Participant shall execute and deliver all such documents as Lessee (or any Sublessee) may reasonably request for the purpose of effecting and continuing such registration. Notwithstanding the foregoing, at any time after the fifth anniversary of the Commencement Date, subject to compliance with the terms of
Section 5(b) of the Participation Agreement, Lessor shall, at the request and sole expense of Lessee, cooperate with Lessee and take all action requested by Lessee to change the country of registration of the Aircraft to another country.

     (b)  Nameplate.  Lessor  agrees to affix and Lessee  agrees to maintain in
          ---------
the cockpit of the Aircraft and on each Engine in a clearly visible location, a nameplate bearing the following legend: "Owned by Trust Company for USL, Inc., as Owner Trustee, Owner and Lessor, or such other legend as may be required by Lessor.

     (c) Compliance with Laws. Lessee agrees that it will not use or operate the
         --------------------
Aircraft, Airframe or any Engine in violation of any law or any rule, regulation or

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
order of the FAA or any federal, state or foreign governmental authority having jurisdiction or in violation of any airworthiness certificate, license or registration relating to the Aircraft, Airframe or any Engine issued by any such authority. In the event that such law, rule, regulation, treaty, order or certificate requires alteration of the Aircraft, the Lessee will conform thereto or obtain conformance therewith at no expense to Lessor. Notwithstanding the foregoing, after Lessee shall have provided Lessor with a certificate of its President or any operating Vice President or the Treasurer or any Assistant Treasurer stating all relevant facts with respect thereto, Lessee or any Sublessee may contest in good faith the validity or application of any such law, rule, regulation, treaty, order, certificate, license, registration or violation in any reasonable manner which does not materially adversely affect the Lessor or any Owner Participant or any of their respective legal and economic interests in or to the Aircraft or the Lease. In addition, no contest with respect to the Aircraft shall continue beyond the Term and Lessee shall comply with the provisions of Sections 5 and 11 hereof and the other provisions of this Section 7 notwithstanding such contest; provided, that Lessee or such Sublessee may continue such contest beyond the Term unless Lessor or either Owner Participant shall reasonably determine that it would be adversely affected by the continuation of such contest beyond the Term.

     (d)  Operation;  Insurance  Requirements.  Lessee agrees not to operate,
          -----------------------------------
use or locate the Aircraft, Airframe or any Engine, or suffer the Aircraft, Airframe or any Engine to be operated, used or located, (i) in any area excluded from coverage by the insurance required by the terms of Section 11, or (ii) in any recognized or threatened area of hostilities unless fully covered by war-risk insurance satisfying the terms of Section 11, or (iii) in any country with which the United States does not maintain normal diplomatic relations.

     7.2.  Possession and Subleases.  Lessee will not, without the prior written
           ------------------------
consent of Lessor, sublease or otherwise in any manner deliver, transfer or relinquish possession of the Airframe or any Engine or install or permit any Engine to be installed on any airframe other than the airframe; provided, that
                                                                 --------
so long as no Lease Default or Lease Event of Default shall have occurred and be continuing at the time of such sublease, delivery, transfer or relinquishment of possession or installation, and so long as any Sublessee

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
shall continue to comply with the provisions of Sections 7.1 and 11 hereof, Lessee may, without the prior written consent of Lessor:

          (i) subject the Engines or engines then installed on the Airframe to normal interchange agreements or any Engine to normal pooling or similar arrangements, in each case customary in the airline industry and entered into by Lessee (or any Sublessee) in the ordinary course of its business; provided, that if Lessor's title to any Engine shall be divested under any
     --------
     such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and Lessee shall (or shall cause Sublessee to) comply with Section 10.2 hereof in respect thereof;

          (ii) deliver possession of the Airframe or any Engine to the manu-facturer thereof or to any other Person for testing, service, repair, maintenance or overhaul work on the Airframe or Engine or any Part of any thereof or for alterations or modifications in or additions to such Airframe or Engine to the extent required or permitted by the terms of
     Section 8.4 hereof;

          (iii) install an Engine on an airframe owned by Lessee (or any Sublessee) which airframe is free and clear of all Liens, except: (A) Permitted Liens and those which apply only to the engines (other than
     Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), (B) the rights of third parties under interchange agreements which would be permitted under subparagraph (i) of this Section 7.2; provided, that Lessor's title to such
                                           --------
     Engine shall not be divested as a result thereof, and (C) mortgage Liens or other security interests; provided, that (as regards this clause (C)), such
                               --------
     mortgage Liens or other security interests effectively provide that such Engine shall not become subject to the lien of such mortgage or security interest, notwithstanding the installation thereof on such airframe;

          (iv) install an Engine on an airframe leased to Lessee (or any Sublessee) or purchased by Lessee (or any Sublessee) subject to a conditional sale or other secu-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
     rity agreement;  provided,  that (A) such airframe is free and clear of all
                      --------
     Liens, except: (1) the right of the parties to the lease or conditional sale or other security agreement covering such airframe, or their assignees, and (2) Liens of the type permitted by subparagraph (iii) of this Section 7.2 and (B) such lease, conditional sale or other security agreement effectively provides that such Engine shall not become subject to the lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe;

          (v) install an Engine on an airframe owned by Lessee (or any Sublessee), leased to Lessee (or any Sublessee) or purchased by Lessee (or any Sublessee) subject to a conditional sale or other security agreement under circumstances where neither subparagraph (iii) nor subparagraph (iv) of this Section 7.2 is applicable; provided, that such installation shall
                                         --------
     be deemed an Event of Loss with respect to such Engine and Lessee shall (or shall cause any Sublessee to) comply with Section 10.2 hereof in respect thereof, Lessor not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by Lessee with such Section 10.2;

          (vi) transfer (or permit any Sublessee to transfer) possession of the Airframe or any Engine to the Government pursuant to the Civil Reserve Air Fleet Program for a period, including all permissible renewal periods, that does not extend beyond the end of the Term so long as Lessee (or any Sublessee) shall promptly notify Lessor upon transferring possession of the Airframe or any Engine to the Government pursuant to the Civil Reserve Air Fleet Program, provided, that if such transfer of possession continues
                      --------
     beyond the end of the Basic Term or the then-current Renewal Term, the Basic Term or such Renewal Term, as applicable, shall be automatically extended (including the obligation to pay Rent at the rate then applicable) for a period of six (6) months thereafter;

          (vii) transfer possession of the Airframe or any Engine to the Government pursuant to a contract, a copy of which shall be provided to Lessor, provided that the term of such contract, including all permissible renewal

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
     periods, shall not continue beyond the end of the Term; or

          (viii) so long as the Sublessee is not subject to a proceeding or final order under applicable bankruptcy, insolvency or reorganization laws on the date the sublease is entered into, Lessee may, at any time (subject to the notice requirements specified in the second to last paragraph of this Section 7.2), in its sole discretion, enter into a sublease with (A) a U.S. Air Carrier, (B) after the fifth anniversary of the Commencement Date, any Permitted Sublessee or (C) any other Person approved in writing by each owner Participant, which approval shall not be unreasonably withheld; provided, however, that:
     --------  -------

               (1) no Sublease, including all permissible renewal periods, entered into pursuant to this subparagraph (viii), shall extend beyond the date three months prior to the expiration of the Basic Term or any Renewal Term then in effect, unless Lessee shall have irrevocably committed to purchase the Aircraft or renew this Lease at the end of the Basic Term or Renewal Term, as the case may be, to a date at least three months beyond the latest permissible expiration date of such sublease;

               (2) each Sublease, including all permissible renewal periods, entered into pursuant to this subparagraph (viii) shall provide that
          (i) the Sublessee may not operate the Aircraft (A) in countries with which the United States does not maintain diplomatic relations or (B) in areas of armed hostilities, and (ii) the Sublease shall terminate if the Subleases's country of domicile and the United States terminate normal diplomatic relations; and

               (3) no Sublease, including all permissible renewal periods, entered into pursuant to this subparagraph (viii) shall be made to a Person described in clause (C) of this subparagraph (viii) which is not domiciled in a country listed in Exhibit D, as in effect from time to time, unless Lessor and each Owner Participant shall have received reasonably satisfactory assurances

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
          regarding the protection of the rights of lessors under the laws of such Person's jurisdiction and domicile, including a favorable opinion of counsel (which counsel and opinion are reasonably satisfactory to Lessor and each Owner Participant) in such jurisdiction (a) that the terms (including, without limitation, the governing-law, service-of-process and jurisdictional-submission provisions thereof) of the Sublease and the Lease are legal, valid, binding and enforceable in such jurisdiction against third parties to, substantially the same extent as in the United States, and that the Sublease is subject and subordinate to the Lease, (b) that it is not necessary for the Owner Trustee or either Owner Participant to register or qualify to do business in such jurisdiction, (c) that there is no tort liability of the owner of an aircraft not in possession thereof under the laws of such jurisdiction (it being understood that, in the event such latter opinion cannot be given in a form satisfactory to the Lessor and each Owner Participant, such opinion shall be waived if insurance reasonably satisfactory to Lessor, each Owner Participant and the Owner Trustee in its individual capacity is available to cover such risk and is provided by Lessee or the Sublessee), (d) unless Lessee shall have provided insurance reasonably satisfactory to Lessor and each Owner Participant covering the risk of requisition of use of the Aircraft by the government of such jurisdiction so long as the Aircraft is subleased, that the laws of such jurisdiction require fair compensation by the government of such jurisdiction payable in a currency freely convertible into Dollars for the loss of use of the Aircraft in the event of the requisition by such government of such use, (e) that there exist no possessory rights in favor of such Sublessee under the laws of such jurisdiction which would, upon bankruptcy of Lessee or other default by Lessee or Sublessee, prevent the return of the Aircraft to Lessor in accordance with and where permitted by the terms of Sections 14 and 15 hereof upon the exercise by Lessor of its remedies under Section 15 hereof and the practical realization by Lessor of its rights and benefits under Section 15, and (f) to such further effect

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
          with respect to such other matters as Lessor or either Owner Participant may reasonably request or unless the Lessor and each Owner Participant shall otherwise approve. Upon receipt of the foregoing opinion of counsel by Lessor and each Owner Participant, Exhibit D shall be amended to add such country. If at any time Lessor or either Owner Participant determines (which determination shall be evidenced by an opinion of counsel) with respect to a country then listed on Exhibit D, that the opinion of counsel referred to in this subclause
          (3) would not be obtainable or that the United States does not maintain normal diplomatic relations with such country, Exhibit D shall be amended to delete such country; provided, that such deletion
                                                    --------
          will not impair any Sublease or any interchange agreement or pooling or similar arrangement then in effect. If the Aircraft shall be subject to a Sublease at any time within the last four months of the Term, the Aircraft shall be returned to Lessee's active fleet upon the expiration of such Sublease.

     The rights of any Sublessee or other transferee who receives possession by reason of a transfer permitted by this Section 7.2 (other than the transfer of an engine which is deemed an Event of Loss) shall be subject and subordinate to, and any Sublease permitted by this Section 7.2 shall be made expressly subject and subordinate to, all the terms of this Lease, including, without limitation, the covenants contained in Section 7.1 hereof and Lessor's rights to repossession pursuant to Section 15 hereof and to void such Sublease upon such repossession, and Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Lease, and the terms of any such Sublease shall not permit any Sublessee to take any action not permitted to be taken by Lessee or such Sublessee in this Lease with respect to the Aircraft. No pooling agreement, sublease or other relinquishment of possession of the Airframe or any Engine shall in any way discharge or diminish any of Lessee's obligations to Lessor hereunder or constitute a waiver of Lessor's rights or remedies hereunder. Lessor agrees, for the benefit of Lessee (and any Sublessee) and for the benefit of any mortgagee or other holder of a security interest in any engine owned by Lessee (or any Sublessee), any lessor of any engine leased to Lessee (or any Sublessee) and any conditional vendor of any engine purchased by Lessee (or any Sublessee)

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that neither Lessor nor its successors or assigns will acquire or claim, as against Lessee (or any Sublessee) or any such mortgagee, lessor or conditional vendor or other holder of a security interest or any successor or assignee of any thereof, any right, title or interest in such engine as the result of such engine being installed on the Airframe; provided, however, that such agreement
                                         --------   -------
of Lessor shall not be for the benefit of any lessor or secured party of any airframe leased to Lessee (or any Sublessee) or purchased by Lessee (or any Sublessee) subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other holder of a security interest in an airframe owned by Lessee (or any Sublessee), unless such lessor, conditional vendor, other secured party or mortgagee has expressly agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage) that neither it nor its successors or assigns will acquire, as against Lessor, any right, title or interest in an Engine as a result of such Engine being installed on such airframe. Lessee shall provide each Owner Participant written notice and a copy of any Sublease hereunder which has a term of more than three (3) months (such notice to be given in any event promptly after entering into such Sublease).

     Lessor acknowledges that any Wet Lease or similar arrangement under which Lessee maintains operational control of the Aircraft shall not constitute a delivery, transfer or relinquishment of possession for purposes of this Section 7.2, provided that any Wet Lease entered into by a Sublessee shall comply with
      --------
the restrictions that would otherwise be applicable under this Section 7.2 if such Wet Lease were a Sublease. Lessor acknowledges that any consolidation or merger of Lessee or conveyance, transfer or lease of all or substantially all of Lessee's assets permitted hereunder shall not be prohibited by this Section 7.2.

     7.3.  Records and Reports. Lessee shall:
           -------------------

          (a)  Records.  Maintain  or  cause to be  maintained  in  English  all
               -------
     records, logs and other materials generally required by the FAA and any other governmental authority having jurisdiction to be maintained in respect of the Aircraft, the Airframe and each Engine; and

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

          (b) Information and Reports. Promptly furnish or cause to be furnished
              -----------------------
     to Lessor such information as may be required to enable Lessor to file any reports, including tax returns, required to be filed by Lessor with any governmental authority because of Lessor's ownership of the Aircraft, Airframe or any Engine or because of receipt of Rent.

     Section 8.  Maintenance; Replacement and Pooling of Parts; Alterations,
                 -----------------------------------------------------------
                 Modifications and Additions.
                 ---------------------------

     8.1.  Maintenance.  Lessee shall maintain,  service,  repair,  overhaul,
           -----------
alter, modify, add to and test or cause to be maintained, serviced, repaired, overhauled, altered, modified, added to and tested the Aircraft, the Airframe and each Engine, and each other engine installed from time to time on the Airframe; in accordance with Lessee's or the Sublessee's maintenance program for the Aircraft, Airframe and engines approved by the FAA or the applicable regulatory agency or body of any other jurisdiction in which the Aircraft may then be registered (the "Maintenance Program"), so as to keep the Aircraft, the Airframe and each Engine in as good operating condition as when accepted by Lessee under the Modification Contract, ordinary wear and tear excepted, in the same manner as used by Lessee or the Sublessee with similar aircraft owned or operated by Lessee or the Sublessee and so as to keep the Aircraft in such operating condition as may be necessary to enable the airworthiness certificate for the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the FAA and any other applicable law. Lessee will comply or cause Sublessee to comply with all service, inspection, maintenance, repair and overhaul regulations, directions and instruments which are made mandatory by the FAA or any other governmental authority upon operation of Boeing 727 aircraft and/or Pratt & Whitney JT8D-15A engines. Lessee further agrees that the Aircraft, Airframe and Engines will be maintained in compliance with all laws, rules, regulations and orders of each government or governmental authority having jurisdiction over the maintenance of the Aircraft and in compliance with each applicable airworthiness certificate, license and registration relating to the Aircraft, Airframe or any Engine issued by any such authority.

     8.2.  Replacement of Parts.  Lessee,  at its sole cost and expense,  will
           --------------------
promptly replace or cause the replace-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
ment of all Parts which may from time to time be incorporated in the Aircraft, Airframe or any Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason. In addition, Lessee may remove in the ordinary course of maintenance, service, repair, overhaul or testing any Parts as permitted by Section 8.1, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, however, Lessee, at its own cost and expense, will replace such
     --------   -------
Parts as promptly as possible. All replacement Parts shall be free and clear of all Liens (except for Permitted Liens) and shall be in good operating condition and have a value and utility at least equal to the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof. All Parts at any time removed from the Aircraft, Airframe or any Engine shall remain the property of Lessor no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated in the Aircraft, Airframe or such Engine and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated in the Aircraft, Airframe or such Engine as above provided, without further act, (i) title to the replaced Part shall thereupon vest in Lessee free and clear of all rights of Lessor and the replaced Part shall no longer be deemed a Part hereunder, (ii) title to such replacement Part shall thereupon vest in Lessor (subject only to Permitted Liens), and (iii) such replacement Part shall become subject to this Lease and be deemed part of an Aircraft, Airframe or such Engine for all purposes hereof to the same extent as the Parts originally incorporated in such Aircraft, Airframe or Engine.

     8.3. Pooling of Parts.  Any Part  removed  from the  Aircraft,  Airframe or
          ----------------
any Engine as provided in Section 8.2 may be subjected by Lessee to a normal pooling arrangement customary in the U. S. commercial airline industry entered into in the ordinary course of business of Lessee or Sublessee, so long as a Part replacing such removed Part shall be incorporated in such Aircraft, Airframe or Engine in accordance with Section 8.2 as promptly as possible after the removal of such removed Part. In addition, any replacement Part when incorporated in such Aircraft, Airframe or such Engine in accordance with
Section 8.2 may be owned by any air carrier subject to such a normal pooling arrangement, so long as Lessee, as promptly thereafter as reasonably possible, either

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

(i) causes title to such  replacement  Part to vest in Lessor in accordance with
Section 8.2 by Lessee acquiring title thereto for the benefit of, and transferring such title to, Lessor free and clear of all Liens (except Permitted Liens), or (ii) replaces such replacement Part by incorporating in the Aircraft, Airframe or such Engine a further replacement Part owned by Lessee free and clear of all Liens (except Permitted Liens) and by causing title to such further replacement Part to vest in Lessor in accordance with Section 8.2.

     8.4. Alterations,  Modifications and Additions.  Lessee shall make or cause
          -----------------------------------------
to be made, at its own expense, such alterations and modifications in and additions to each Aircraft, Airframe and Engine as may be required from time to time to meet the standards of the FAA or other governmental authority (domestic or foreign) having jurisdiction and to enable the airworthiness certificate for the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the FAA and any other governmental authority having jurisdiction. In addition, upon written consent of Lessor, Lessee, at it own cost and expense, may, from time to time make such alterations and modifications in and additions to the Aircraft, Airframe or any Engine as Lessee may deem desirable in the proper conduct of its business, including without limitation, removal of Parts which Lessee deems obsolete or no longer suitable or appropriate for use in the Aircraft, Airframe or such Engine (such parts, "Obsolete Parts"); provided, however, that no such alteration, modification or
                   --------   -------
addition shall materially diminish the value or utility of the Aircraft, Airframe or such Engine, or impair the airworthiness thereof, below the value, utility, and airworthiness thereof immediately prior to such alteration, modification or addition assuming the Aircraft, Airframe or such Engine was then of the value or utility and in the condition required to be maintained by the terms of this Lease except that the value (but not the utility, condition or airworthiness) of the Airframe or any Engine may be reduced by the value of Obsolete Parts which shall have been removed so long as the aggregate original cost of all Obsolete Parts which shall have been removed and not replaced shall not exceed $300,000; provided further, that any value received by Lessee in
                       -----------------
respect of the sale or use of such Obsolete Parts shall be paid to Lessor on a net after-tax basis. Title to all Parts on the Aircraft, Airframe or Engine as the result of such alteration, modification or addition shall, without further act, vest in Lessor. Notwithstanding the foregoing sentence of this Section 8.4, so long

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
as no Lease Default under Sections 14 (a) , (b) , (h) or (i) hereof or Lease Event of Default shall have occurred and be continuing, lessee may, at any time during the Term, remove any Part if (i) such Part is in addition to, and not in replacement of or substitution for, any Part originally incorporated in any Aircraft, Airframe or Engine at the time of delivery thereof hereunder or any
Part in replacement of or substitution for any such Part, (ii) such Part is not required to be incorporated in such Aircraft, Airframe or Engine pursuant to the terms of this Section 8, and (iii) such Part can be removed from such Aircraft, Airframe or Engine without diminishing or impairing the value or airworthiness required to be maintained by the terms of this Lease which the Aircraft, Airframe or such Engine would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any Part as above provided, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed part of such Aircraft, Airframe or Engine from which it was removed. Any Part not removed by Lessee as above provided prior to the return of such Aircraft, Airframe or Engine to Lessor hereunder shall remain the property of Lessor. Lessee hereby grants to Lessor a perpetual, non-exclusive, royalty free license in any supplemental type certificates relating to any of the alterations, modifications or additions performed, being performed or to be performed on the Aircraft and which are necessary or desirable for the operation of the Aircraft, effective on the earlier of (i) the Redelivery Date as such term is defined in the Modification Contract or (ii) the date upon which there shall have occurred a Lease Event of Default.

     Section 9. Renewal Options; Purchase options.
                ----------------------------------

     (a)  Renewal  Options.  Subject to the  provisions  set forth herein,  and
          ----------------
so long as no Lease Default or Lease Event of Default has occurred and is continuing, upon the expiration of the Basic Term, Lessee shall have the right to extend this Lease for one six month term (the "Initial Renewal Term") and, thereafter, four successive one (1) year terms (the Initial Renewal Term and each such successive term being hereinafter referred to as a "Renewal Term"). The Initial Renewal Term will commence at the end of the Basic Term and each Renewal Term subsequent to the Initial Renewal Term shall commence at the end of the preceding Renewal Term. The rental payable during any Renewal Term shall be
(i) for the Initial Renewal Term, the then applicable Basic Rent

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
payable under this Lease, and (ii) for each of the remaining Renewal Terms, the then Fair Market Rental Value for the Aircraft. Such rental during each Renewal Term shall be payable semi-annually in arrears. The Stipulated Loss Value of the Aircraft during each Renewal Term shall be equal to the Fair Market Sales Value thereof at the commencement of such Renewal Term.

     (b) Purchase  Options.  So long as no Lease  Default or Lease Event of
         -----------------
Default has occurred and is continuing, Lessee shall have the option to purchase the Aircraft at the end of the Basic Term or any Renewal Term for a purchase price equal to the Fair Market Sales Value of the Aircraft as of such date. Upon the payment by Lessee of the purchase price for the Aircraft, Lessor shall convey to Lessee all right, title and interest of Lessor in and to the Aircraft on an "as-is, where is" basis, without recourse or warranty except a warranty against Lessor's Liens.

     (c) Notice of Purchase or Renewal. In order to exercise  any renewal option
         -----------------------------
under Section 9(a) or any purchase option under Section 9(b), Lessee shall be required to give not less than 180 days (or, in the case of any such notice delivered during the Initial Renewal Term, 120 days), prior written notice to Lessor, which notice shall be irrevocable. Not less than 120 days prior to the date on which such renewal option or purchase option will be exercised, Lessee shall give written notice to Lessor identifying the option to be exercised. Notwithstanding the foregoing, in the event that Lessee is contesting the validity or application of any law, rule, regulation, order, or registration which relates to the Aircraft or Lessee's obligations under any Operative Document, and Lessee has delivered to Lessor not less than 90 days prior to the end of the Basic Term or Renewal Term, as the case may be, a certificate of a duly authorized officer to the effect that it is reasonable to assume that such contest may continue beyond such Basic Term or Renewal Term, then Lessee shall be entitled to exercise any of the options available to it pursuant to Section 9(a) or 9(b) hereof by giving written notice to Lessor not less than 90 days prior to the end of such Basic Term or Renewal Term, which notice shall be irrevocable. If Lessee fails to exercise any renewal option under Section 9(a) or any purchase option under Section 9(b) in accordance with the provisions of this paragraph, all of Lessee's rights to extend the term hereof or to purchase the Aircraft expire.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     Section 10. Loss Destruction. Requisition. Etc.
                 -----------------------------------

     10.1. Event of Loss with Respect to Airframe. Upon the occurrence of an
           --------------------------------------
Event of Loss with respect to the Aircraft, Lessee shall give Lessor prompt written notice thereof and on or before the Business Day next preceding the earlier of (i) the 31st day following the date of the occurrence of such Event of Loss and (ii) five days following the receipt of insurance proceeds with respect to such occurrence, Lessee shall pay to Lessor (A) the Stipulated Loss Value for the Aircraft, determined as of Stipulated Loss Value Date immediately following such date, together with interest thereon at the Overdue Rate from and including the date of occurrence of such Event of Loss to but excluding the payment date and (B) any other Rent which is due and payable through and including the date of the occurrence of such Event of Loss (not including any Basic Rent payable on or after or attributable to periods after the date of the occurrence of such Event of Loss but including any unpaid installments of Basic Rent due prior to such date of the occurrence of such Event of Loss and all Rent attributable to the period from the Lease Period Date immediately preceding the date of payment to such date of payment. In the event of payment in full of the Stipulated Loss Value for such Aircraft pursuant to this Section 10.1 and all other Rent and amounts then due and payable hereunder by Lessee, the obligation of Lessee to pay Basic Rent hereunder with respect to such Aircraft for any period commencing after the date of such payment of Stipulated Loss Value shall terminate (but Lessee shall remain liable for all payments of Rent, including Basic Rent for such Aircraft, due or accrued through and including the date of such payment of Stipulated Loss Value), the Term fox such Aircraft shall end, and Lessor will transfer the Aircraft to Lessee on an "as-is, where-is" basis, free and clear of Lessor Liens, but otherwise without recourse, representation or warranty, express or implied.

     10.2.  Event of Loss with Respect to an Engine.
            ---------------------------------------

     (a) Event of Loss.  Upon the  occurrence  of an Event of Loss with respect
         -------------
to an Engine under circumstances in which there has not occurred an Event of Loss with respect to an Airframe, Lessee shall give Lessor prompt written notice (and in any event within three days after such occurrence) thereof and shall, as promptly as possible and in any event within 60 days after the occurrence of such Event of Loss, convey or cause to be conveyed to Lessor as replacement for

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
the Engine with respect to which such Event of Loss occurred, title to a Replacement Engine free and clear of all Liens, other than Permitted Liens, and having a value and utility at least equal to the Engine with respect to which such Event of Loss occurred, assuming such Engine was of the value and utility and in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss.

     (b) Conditions;  Lessee's  Obligations.  Prior to or at the time of any
         ----------------------------------
such Conveyance, Lessee will promptly (all writings referred to below to be reasonably satisfactory in form and substance to Lessor):

          (i) furnish owner with a full warranty bill of sale duly conveying to Lessor each Replacement Engine together with such evidence of title as Lessor may reasonably request;

          (ii) cause a Lease Supplement subjecting each such Replacement Engine to this Lease, duly executed by Lessee, to be delivered to Lessor for execution and, upon such execution, to be filed for recordation;

          (iii) furnish Lessor with such evidence of compliance with the insurance provisions of Section 11 with respect to each such Replacement Engine as may be reasonably requested; and

          (iv)  furnish the  documentation  required to be provided  pursuant to
     Section 6 of the Participation Agreement and such other certificates or documents to effect such replacement as Lessor may reasonably request.

     (c)  Recordation and Opinions.  In the case of any  Replacement Engine con-
          ------------------------
veyed under this Section 10.2, promptly upon the recordation of the Lease Supplement covering such Replacement Engine pursuant to the Act, Lessee will cause to be delivered to Lessor an opinion of counsel experienced in federal aviation matters and reasonably satisfactory to Lessor as to the due recordation of such Lease Supplement as Lessor may require.

     (d) Conveyance; Replacement Engine. Upon full compliance by Lessee with the
         ------------------------------
terms of this Section 10.2,

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

Lessor will transfer the Engine with respect to which such Event of Loss occurred to Lessee on an "as-is, where-is" basis, free and clear of Lessor Liens, but otherwise without recourse, representation or warranty, express or implied.

     (e) No  Reduction  of Basic Rent.  No Event of Loss with respect to an
         ----------------------------
Engine under the circumstances contemplated by the terms of this Section 10.2 shall result in any reduction of Basic Rent.

     10.3. Application of Payments from Governmental Authorities for Requisition
           ---------------------------------------------------------------------
of Title.  Any  payments  received  at any time by  Lessor  or  Lessee  from any
--------
governmental authority or other Person with respect to any Event of Loss, other than a requisition for use by the Government not constituting an Event of Loss, will be applied as follows:

          (a) Replacement of Engine.  If such payments are received with respect
              ---------------------
     to an  Engine  that has been or is  being replaced  by Lessee  pursuant  to
     Section 10.2, so much of such payments remaining after reimbursement of Lessor for reasonable out-of-pocket costs and expenses shall be paid over to, or retained by, Lessee, provided Lessee shall have fully performed or, concurrently therewith, is fully performing the terms of Section 10.2 with respect to the Event of Loss for which such payments are made.

          (b)  Nonreplacement.  If such payments are received with respect to an
               --------------
     Airframe and Engines installed thereon, if any, that has not or have not been and will not be replaced, so much of such payments remaining after reimbursement of Lessor for reasonable costs and expenses shall be applied in reduction of Lessee's obligation to pay Stipulated Loss Value and other amounts required to be paid by Lessee hereunder, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such Stipulated Loss Value and other amounts. The balance, if any, of such payment remaining thereafter shall be paid to Lessee.

     10.4.  Application of Payments  During  Existence of Default. Any amount
            -----------------------------------------------------
referred to in this Section 10 which is payable or creditable to or retainable by Lessee shall not be paid or credited to or retained by Lessee if, at the time of such payment, credit or retention, a Lease Default or Lease Event of Default shall have occurred and be continuing hereunder but shall be paid to and held by Lessor as security for

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
the obligations of Lessee under this Lease and, if Lessor declares this Lease to be in default pursuant to Section 15 or it shall otherwise become in default in accordance with its terms, applied against Lessee's obligations hereunder as and when due and at such time as there shall not be continuing any such Lease Default or Lease Event of Default, such amount shall be paid to Lessee to the extent not previously applied in accordance with the preceding sentence.

     Section 11. Insurance. (a) Public Liability and Property Damage Insurance.
                 ---------      ----------------------------------------------

     (i) Except as provided in clause (ii) of this Section 11(a), and subject to the provisions of Section 11 (d) hereof permitting self-insurance, Lessee will carry or cause to be carried at its or any Sublessee's expense, comprehensive airline liability (including, without limitation, contractual, bodily injury and property damage liability) insurance (exclusive of manufacturer's product liability insurance) with respect to the Aircraft, (A) in an amount not less than the greater of (1) the amounts of comprehensive airline liability insurance from time to time applicable to aircraft owned or leased, and operated by Lessee of the same type as the Aircraft and (2) an amount per occurrence not less than the amount per occurrence set forth in the Certificate of Insurance of Aircraft Hull and Liability Insurance delivered by Alexander & Alexander of Texas, Inc. to Lessor and each owner Participant on the Delivery Date, (B) of the type and covering the same risks as from time to time applicable to aircraft owned or leased and operated by Lessee of the same type as the Aircraft and (C) which is maintained in effect with insurers of recognized reputation and responsibility. Lessee shall also maintain, or cause to be maintained at its or any Sublessee's expense, cargo legal liability insurance in an amount and on such terms as maintained for similar aircraft owned or leased and operated by Lessee.

     (ii) During any period that the Airframe or an Engine while temporarily removed from the Aircraft and not replaced by similar components, as the case may be, is on the ground and not in operation, Lessee may carry or cause to be carried as to such non-operating property, in lieu of the insurance required by clause (i) above, and subject to the provisions of section 11(d) hereof permitting self-insurance, insurance by insurers of recognized reputation and responsibility otherwise conforming with the provisions of said clause (i) except that (A) the amounts of coverage shall not be required to exceed the amounts of comprehensive airline liability insurance from time to time applicable to property owned

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
or leased by Lessee of the same or similar type as such nonoperating property and which is on the ground and not in operation, and (B) the scope of the risk covered and the type of insurance shall be the same as from time to time shall be applicable to property owned or leased by Lessee of the same or similar type as such non-operating property and which is on the ground and not in operation.

     (b)  Insurance  Against Loss or Damage to the  Aircraft. (i)  Except as
          --------------------------------------------------
provided in clause (ii) of this Section 11(b),  and subject to the provisions of
Section 11(d) hereof permitting self-insurance, Lessee shall maintain or cause to be maintained in effect, at its or any Sublessee's expense, with insurers of recognized reputation and responsibility, all-risk ground and flight aircraft hull insurance covering the Aircraft and fire and extended coverage and all-risk property damage insurance covering Engines and Parts while temporarily removed from the Aircraft and not replaced by similar components (including, without limitation, war risk and governmental confiscation and expropriation (other than by the government of registry of the Aircraft) and hijacking insurance, if and to the extent the same is maintained either by Lessee or any Sublessee with respect to other aircraft owned, leased or operated by either the Lessee or such Sublessee on the same routes); provided, that such insurance shall at all times
                                --------
while the Aircraft is subject to this Lease be for an amount (taking into account self-insurance to the extent permitted by Section 11(d) hereof) not less than the Stipulated Loss Value for the Aircraft. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, Lessor shall promptly remit any payment made to it of any insurance proceeds in respect of such loss to Lessee or any other third party that is entitled to receive such proceeds.

     Except during a period when a Default or Lease Event of Default has occurred and is continuing, all losses will be adjusted by Lessee with the insurers. As between Lessor and Lessee, it is agreed that all insurance payments received as the result of the occurrence of an Event of Loss will be applied as follows:

          (A) if such payments are received with respect to the Airframe (or the Airframe and the Engines installed thereon), so much of such pay-ments remaining, after reimbursement of Lessor and each Owner Participant, for reasonable costs and expenses, as shall not exceed the

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     Stipulated Loss Value and the other amounts payable under Section 10.1 hereof required to be paid by Lessee pursuant to such Section 10.1 shall be applied in reduction of Lessee's obligation to pay such Stipulated Loss Value and the other amounts payable under such Section 10.1, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such Stipulated Loss Value, and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, Lessee (or, if directed by Lessee, any Sublessee); and

          (B) if such payments are received with respect to an Engine under the circumstances contemplated by Section 10.2 hereof, so much of such payments remaining, after reimbursement of Lessor and each Owner Participant for reasonable costs and expenses, shall be paid over to, or retained by, Lessee (or, if directed by Lessee, any Sublessee), provided that Lessee shall have fully performed or,
                  --------
     concurrently  therewith,  willfully  perform the terms of Section 10.2
     (b) hereof with respect to the Event of Loss for which such payments are made.

     As between Lessor and Lessee, the insurance payments for any property damage loss to the Airframe or any Engine not constituting an Event of Loss with respect thereto shall be paid to Lessee (or any Sublessee if directed by Lessee).

     (ii) During any period that the Aircraft is on the ground and not in operation, Lessee may carry or cause to be carried, in lieu of the insurance required by clause (A) above, and subject to the provisions of Section 11(d) hereof permitting self-insurance, insurance otherwise conforming with the provisions of said clause (A) except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft owned or leased by Lessee of the same type as the Aircraft similarly on the ground and not in operation; provided, that subject to the provisions of Section 11(d)
                    --------
hereof permitting self-insurance, Lessee shall maintain insurance against risk of loss or damage to the Aircraft in an amount at least equal to the Stipulated Loss Value of the Aircraft during such period that the Aircraft is on the ground and not in operation.

     (c)  Reports,  etc.  Lessee will  furnish,  or cause to be  furnished,  to
          ----------------
Lessor and each owner Participant on or before the Delivery Date and during each calendar year there-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
after on or before the anniversary of the Delivery Date a report, signed by (i) Alexander & Alexander of Texas, Inc., (ii) Arkwright Mutual Insurance Company or
(iii) any other independent firm of insurance brokers reasonably acceptable to Lessor which brokers may be in the regular employ of Lessee (the "Insurance Brokers"), describing in reasonable detail the hull and liability insurance (and property insurance for detached engines and parts) then carried and maintained with respect to the Aircraft and stating the opinion of such firm that such insurance complies with the terms hereof; provided, that all information
                                               --------
contained in the foregoing report shall not be made available by Lessor or each Owner Participant to anyone except (A) to prospective and permitted transferees of Lessor's or each Owner Participant's interest, who agree to hold such information confidential, (B) to Lessor's or each owner Participant's counsel or independent certified public accountants, independent insurance brokers or other agents who agree to hold such information confidential, (C) as may be required by any statute, court or administrative order or decree or governmental ruling or regulation or (D) as may be necessary for purposes of protecting the interests of any such person or for enforcement of this Lease by the Lessor; provided, however, that any and all disclosures permitted by (C) or (D) above
--------   -------
shall be made only to the extent necessary to meet the specific requirements or needs of the Persons to whom such disclosures are hereby permitted. Lessee will cause such Insurance Brokers to agree to advise Lessor and each Owner Participant in writing of any default in the payment of any premium and of any other act or omission on the part of Lessee of which it has actual knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft as required by the terms hereof and to advise such Persons in writing at least 30 days (7 days in the case of war risk and allied perils coverage or such longer period as may be customary) prior to the cancellation (but not scheduled expiration) or material adverse change of any insurance maintained pursuant to this Section 11; provided, that if the notice
                                                  --------
period specified above is not reasonably obtainable, the Insurance Brokers shall provide for as long a period of prior notice as shall then be reasonably obtainable. In addition, Lessee will also cause such Insurance Brokers to deliver to Lessor and each Owner Participant, on or prior to the date of expiration of any insurance policy referenced in a previously delivered certificate of insurance, a new certificate of insurance, substantially in the same form as delivered by Lessee to such parties on the Delivery Date except for changes in the report or the coverage consistent with the

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
terms hereof. In the event that Lessee or any Sublessee shall fail to maintain or cause to be maintained insurance as herein provided, Lessor may at its sole option provide such insurance and, in such event, Lessee shall, upon demand, reimburse Lessor, as Supplemental Rent, for the cost thereof to Lessor; provided, however, that no exercise by the Lessor of said option shall affect
--------   -------
the provisions of this Lease, including the provisions that failure by the Lessee to maintain the prescribed insurance shall constitute a Lease Event of Default.

     (d)  Self-Insurance.  Lessee may  self-insure  the risks  required to be
          --------------
insured against pursuant to this Section 11 under a program applicable to all aircraft in Lessee's fleet, but in no case shall the aggregate amount of such self-insurance in regard to Section 11(a) and Section 11(b) hereof exceed, with respect to all of the aircraft in Lessee's fleet (including, without limitation, the Aircraft), the lesser of (i) 50% of the largest replacement value of any single aircraft in Lessee's fleet or (ii) 1 1/2% of the average aggregate insurable value (during the preceding calendar year) of all aircraft (including, without limitation, the Aircraft) on which Lessee carries insurance; provided,
                                                                       --------
however, that nothing contained in this Section 11(d) limiting Lessee's right to
-------
self-insure shall be deemed to apply to any minimum per aircraft (or, if applicable, per annum or other period) hull or liability insurance deductible imposed by the aircraft hull or liability insurers.

     (e) Additional Insurance by Lessor and Lessee. Lessee (and any Sublessee)
         -----------------------------------------
may at its own expense carry insurance with respect to its interest in the Aircraft in amounts in excess of that required to be maintained by this Section
11. Each Owner Participant or any Affiliate thereof may carry for its or their own account (directly or through the owner Trustee) at its or their sole cost and expense  insurance  with respect to its interest in the  Aircraft,  provided
                                                                        --------
that such insurance does not prevent or materially impair Lessee (or any Sublessee) from carrying the insurance required by this Section 11 or adversely affect such insurance or the cost thereof (it being understood that all salvage rights to the Airframe and Engines shall remain with the Lessee's insurers).

     (f)  Indemnification  by Government in Lieu of  Insurance.  Notwithstanding
          ----------------------------------------------------
any provisions of this Section 11 requiring insurance, Lessor agrees to accept, in lieu of insurance against any risk with respect to the Aircraft, indemnification from, or insurance provided by, the Government, against

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
such risk in an amount which, when added to the amount of insurance against such risk maintained by Lessee (or any Sublessee) shall be at least equal to the amount of insurance against such risk otherwise required by this Section 11 (taking into account self-insurance permitted by Section 11(d) hereof). Any such indemnification or insurance provided by the Government shall provide substantially similar protection as the insurance required by this Section 11. Lessee shall furnish, in advance of attachment of such indemnity or insurance, a certificate of a responsible financial or legal officer of Lessee confirming in reasonable detail the amount and scope of such indemnification or insurance and that such indemnification or insurance complies with the preceding sentence.

     (g) Application of Payments During Existence  of a Lease  Event of Default.
         ----------------------------------------------------------------------
Any amount referred to in this Section 11 which is payable to or retainable by Lessee (or any Sublessee) shall not be paid to or retained by Lessee (or any Sublessee) if at the time of such payment or retention a Lease Default or a Lease Event of Default shall have occurred and be continuing, but shall be held by or paid over to Lessor as security for the obligations of Lessee under this Lease and, if a Lease Default or a Lease Event of Default shall have occurred and be continuing, applied against Lessee's obligations hereunder as and when due. At such time as there shall not be continuing any such Lease Default or such Lease Event of Default, such amount shall be paid to Lessee to the extent not previously applied in accordance with the preceding sentence.

     (h) Terms of  Insurance  Policies.  Any  policies  carried in  accordance
         -----------------------------
with Sections 11(a) and 11(b) hereof covering the Aircraft, and any policies taken out in substitution or replacement for any such policies, (i) shall name the Additional Insureds as additional insureds, and, as appropriate, loss payees, as their respective interests may appear (but without imposing on any such party liability to pay premiums, calls or other charges with respect to such insurance), (ii) may provide for self-insurance to the extent permitted in
Section 11(d) hereof, (iii) shall provide that if the insurers cancel such insurance for any reason whatever, or if the same is allowed to lapse for nonpayment of premium or if any material change is made in the insurance which adversely affects the interest of any Additional Insured under this Lease Agreement, such lapse, cancellation or change shall not be effective as to any Additional Insured for thirty days (seven days

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
in the case of war risk and allied perils coverage) after receipt by such Additional Insured of written notice by such insurers of such lapse, cancellation or change; provided, however, that if any notice period specified
                         --------   -------
above is not reasonably obtainable, such policies shall provide for as long a period of prior notice as shall then be reasonably obtainable, (iv) shall provide that in respect of the respective interests of each Additional Insured under this Lease Agreement in such policies the insurance shall not be invalidated by any action or inaction of Lessee or, in the case of any particular Additional Insured, the action or inaction of any other Additional Insured and shall insure the respective interests of the Additional Insureds, as they appear under this Lease Agreement, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee or, in the case of an Additional Insured, the breach or violation by any other Additional Insured, (v) shall be primary without any right of contribution from any other insurance which is carried by any Additional Insured, (vi) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, (vii) shall waive any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any ,liability of any Additional Insured, and (viii) shall provide that (A) in the event of a loss involving the Aircraft, Airframe or an Engine for which proceeds are in excess of $1,000,000 (or, if the Aircraft is then under a Sublease, in excess of $500,000), the proceeds in respect of such loss up to the amount of Stipulated Loss Value for the Aircraft shall be payable to Lessor, it being understood and agreed that in the case of any payment to Lessor otherwise than in respect of an Event of Loss, Lessor shall, upon receipt of evidence reasonably satisfactory to it that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made, pay the amount of such payment, and any interest or income earned thereon in accordance with Section 21 hereof, to Lessee or its order, and (B) the entire amount of any such loss for which proceeds are $1, 000, 000 (or, if the Aircraft is then under a Sublease, are $500,000 or less or the amount of any proceeds of any such loss in excess of Stipulated Loss Value for the Aircraft shall be paid to Lessee or its order unless a Lease Event of Default shall have occurred and be continuing and the insurers have been notified thereof by Lessor.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

           (i) Insurance Coverage Under Certain Circumstances.  If substantially
               ----------------------------------------------
all of the Boeing Model 727 aircraft in Lessee's fleet shall no longer be insured on the same fleet policy or policies, and if subsequent hereto, Lessee shall agree to maintain more extensive insurance on a Boeing Model 727 aircraft than that required to be maintained pursuant hereto or shall self-insure with respect to Boeing Model 727 aircraft in amounts less than the amount of self-insurance permitted pursuant to Section 11(d) hereof then Lessee shall provide to Lessor with respect to the Aircraft the same insurance coverage as is maintained on such aircraft and may not self-insure pursuant to Sections 11(a) and 11(b) hereof for amounts in excess of the amount of self-insurance for any such aircraft.

           (j) Non-Discrimination  Against the Aircraft in  Insurance.  Notwith-
               ------------------------------------------------------
standing any provisions contained in this Section 11, (i) all insurance required to be maintained by Lessee under this Lease shall cover at least the same risks as that maintained on other aircraft owned, leased or operated by Lessee of the same type as the Aircraft, and (ii) Lessee shall not discriminate against the Aircraft in the placement, terms and conditions, or collection, of insurance required to be maintained by Lessee under Section 11 hereof as compared with other aircraft owned, leased or operated by Lessee of the same type as the Aircraft.

     Section 12. Inspection.
                 ----------

     At all reasonable times during the Term, on three days' prior written notice, Lessor and each Owner Participant, or their respective authorized representatives, may inspect the Aircraft and the books and records of Lessee or any operator relative thereto. No such Person shall have any duty to make any such inspection or incur any liability or obligation by reason of not making any such inspection. Any costs or expenses relating to such inspection shall be borne by the Person making such inspection, unless a Lease Event of Default shall have occurred and be continuing, in which case such costs and expenses shall be borne by Lessee.

     Section 13. Assignment.
                 ----------

     Lessee will not, without the prior written consent of Lessor, assign any of its rights under this Lease. Subject to the further provisions of the Participation Agreement, Lessor may assign or convey any of its right, title and

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
interest in and to this Lease or the Aircraft. The terms and provisions of the Lease shall be binding upon and inure to the benefit of Lessor and Lessee and their respective permitted successors and assigns.

     Section 14. Events of Default.
                 -----------------

     The following events shall constitute Lease Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgement, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Lease Event of Default shall continue so long as, but only as long as, it shall not have been remedied:

     (a) Lessee shall not have made a payment of Basic Rent or Stipulated Loss Value within 10 days after the same shall have become due; or

     (b) Lessee shall have failed to make a payment of Supplemental Rent (other than Stipulated Loss Value) after the same shall have become due and such failure shall continue for 15 days after the earlier of (i) Lessee's receipt of written demand therefor or (ix) knowledge of such failure by a responsible financial officer of Lessee; or

     (c) Lessee shall fail to carry and maintain on or with respect to the Aircraft (or cause to be carried and maintained) insurance required to be maintained in accordance with the provisions of section 11 hereof; or

     (d) Lessee shall have failed to perform or observe (or caused to be performed and observed) any other material covenant or agreement to be performed or observed by it hereunder, and such failure shall continue unremedied for a period of thirty days after written notice thereof by Lessor; provided, however,
                                                              --------  -------
that if Lessee shall have undertaken to cure any such failure which arises under
Section 8.1 hereof, or under the first sentence of Section 7.1 (c) hereof as it relates to maintenance, service, repair or overhaul, or under the first sentence of Section 8.4 hereof and, notwithstanding the reasonable diligence of Lessee in attempting to cure such failure, such failure is not cured within said thirty day period but is curable with future due diligence, there shall exist no

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

Lease Event of Default under this Section 14 so long as Lessee is proceeding with due diligence to cure such failure, but if such failure is still not cured within 180 days after Lessee shall have received written notice of such failure, such failure shall constitute a Lease Event of Default unless (i) Lessee shall provide a certificate from a responsible operating officer, including a statement in reasonable detail of Lessee's program and timetable for curing such failure indicating (A) that Lessee is proceeding with due diligence to cure such failure, (B) that in such officer's opinion, such failure can be cured within one full year after such 180-day period, and (C) the officer's estimate of the costs (including direct internal costs and expenses such as salaries but excluding indirect costs, expenses and allocations such as overhead) to cure such failure, (ii) if the estimated costs to cure such failure shall equal or exceed $1,000,000, such aggregate amount shall be placed in a reserve fund established by Lessee with an institution approved by Lessor in an account as to which Lessee has granted a first perfected security interest for the benefit of Lessor and applied (in a manner reasonably approved by Lessor) toward the costs of curing such failures (and once such failures are cured, the amount remaining in the reserve fund shall be returned to Lessee) , and (iii) such failure is cured within one full year after such 180-day period; or

     (e) any representation or warranty made by Lessee herein or in any document or certificate furnished by Lessee in connection herewith or therewith or pursuant hereto or thereto shall prove to have been incorrect in any material respect at the time made; provided, however, such incorrectness shall constitute
                          --------  -------
a default  hereunder only if such  incorrectness  shall  continue  uncured for a period of thirty days after the earlier of (i) the receipt by Lessee of a written notice from Lessor advising Lessee of the existence of such incorrectness, or (ii) actual knowledge of such incorrectness by a responsible financial officer of Lessee; or

     (f) Lessee shall not be an "air carrier" within the meaning of the Federal Aviation Act; or

     (g) subject to the second sentence of Section 7. 1(a) hereof, Lessee shall fail to cause the Aircraft to be duly registered in the name of Lessor under the

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

Federal Aviation Act (except to the extent such registration cannot be effected because of Lessor's or an Owner. Participant's failure to comply with the citizenship or other eligibility requirements for registration of aircraft under such Act or because Lessor or an Owner Participant shall fail to execute and deliver all such documents as Lessee (or any Sublessee) may reasonably request for the purpose of effecting and continuing such registration); or

     (h) the commencement of an involuntary case or other proceeding in respect of Lessee in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Lessee or for all or substantially all of its property, or seeking the winding-up or liquidation of its affairs and the continuation of any such case or other proceeding undismissed or unstayed for a period of 60 consecutive days or an order for relief under Chapter 11 of the Bankruptcy Code with respect to Lessee as debtor or any other order, judgment or decree shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent of Lessee, a receiver, trustee or liquidator of Lessee, or for all or substantially all of its property, or sequestering of all or substantially all of the property of Lessee and any such order, judgment or decree or appointment or sequestration shall be final or shall remain in force undismissed, unstayed or unvacated for a period of 60 consecutive days after the date of entry thereof; or

     (i) the commencement by Lessee of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law in the United States, or the consent by Lessee to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Lessee or for all or substantially all of its property, or the making by Lessee of any assignment for the benefit of creditors or Lessee shall take any corporate action to authorize any of the foregoing;

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
provided,  however, that,  notwithstanding anything to the contrary contained in
--------   -------
this Section 14, any failure of Lessee to perform or observe any covenant, condition, agreement or any error in a representation or warranty shall not constitute a Lease Event of Default if such failure or error is caused solely by reason of any event that constitutes an Event of Loss so long as Lessee is continuing to comply, and does comply, with all of the terms of Section 10 hereof.

     Section 15. Remedies.
                 --------

     Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare by written notice to Lessee this Lease Agreement to be in default (provided that no such declaration shall be a condition to any suit against Lessee for specific performance of a defaulted covenant or for damages in respect of such default upon such occurrence or at any time thereafter); and at any time thereafter, so long as any such Lease Event of Default shall not have been remedied, Lessor may do one or more of the following with respect to all or any part of the Airframe and any or all of the Engines as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

     (a) upon the written demand of Lessor and at Lessee's expense, cause Lessee to return promptly, and Lessee shall return promptly, the Airframe or any Engine as Lessor may so demand to Lessor or its order in the manner and condition required by, and otherwise in accordance with all the provisions of,
Section 5 hereof as if such Airframe or Engine were being returned at the end of the Term, or Lessor, at its option, may enter upon the premises where all or any part of the Airframe or any Engine is located and take immediate possession of and remove the same by summary proceedings or otherwise (and, at Lessor's option, store the same at Lessee's premises until disposal thereof by Lessor), all without liability accruing to Lessor for or by reason of such entry or taking of possession or removal whether for the restoration of damage to property caused by such action or otherwise;

     (b) sell the Aircraft, Airframe or any Engine at public or private sale, as Lessor may determine, or otherwise dispose of, hold, use, operate, lease to others

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
or keep idle the Aircraft, Airframe or any Engine as Lessor, in its sole discretion, may determine, all free and clear of any rights of Lessee, except as hereinafter set forth in this Section 15;

     (c) hold, keep idle or lease to others the Aircraft, Airframe or any Engine or any part thereof, as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that Lessee's obligation to pay Basic Rent with respect to the Aircraft on Lease Period Dates subsequent to the date upon which Lessee shall have been deprived of use of the Aircraft pursuant to this Section 15 shall be reduced by the net proceeds, if any, received by Lessor from leasing the Aircraft, Airframe or any Engine or any part thereof to any Person other than Lessee;

     (d) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a), (b) or (c) above with respect to the Aircraft, Lessor, by written notice to Lessee specifying a payment date, may demand that Lessee pay to Lessor, and Lessee shall pay Lessor, on the payment date so specified, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the installments of Basic Rent for the Aircraft due for Lease Periods commencing after the date specified in such notice) , any unpaid Basic Rent due on or before Lease Period Dates on or prior to the payment date so specified plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest, if any, on such amount at the Past Due Rate from such specified payment date until the date of actual payment of such amount): (i) an amount equal to the excess, if any, of the stipulated Loss Value for the Aircraft, computed as of the date specified as the payment date in such notice, over the aggregate Fair Market Rental Value of such Aircraft for the remainder of the Term, after discounting such aggregate Fair Market Rental Value to present value as of the date specified as the payment date in such notice at an annual rate equal to the Past Due Rate; or
(ii) an amount equal to the excess, if any, of the Stipulated Loss Value for such Aircraft, computed as of the date specified as the payment date in such notice, over the

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

Fair Market Sales Value of such Aircraft as of the date specified as the payment date in such notice;

     (e) in the event Lessor, pursuant to paragraph (b) above, shall have sold the Aircraft, Lessor, in lieu of exercising its rights under paragraph (d) above with respect to such Aircraft, may, if it shall so elect, demand that Lessee pay Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty, any unpaid Basic Rent with respect to the Aircraft due on or prior to such date plus the amount of any deficiency between the net proceeds of such sale (after deduction of all reasonable costs of sale) and the Stipulated Loss Value of such Aircraft, computed as of the Stipulated Loss Value Date on or immediately following the date of such sale together with interest, if any, on the amount of such deficiency, at the Past Due Rate, from the date of such sale to the date of actual payment of such amount; and/or

     (f) Lessor may terminate this Lease Agreement, and/or may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for breach hereof.

     In addition, Lessee shall be liable, except as otherwise provided above, without duplication of amounts payable hereunder, for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies (other than Basic Rent due after the exercise of any of the foregoing remedies) and, for all reasonable legal fees and other costs and expenses incurred byLessor and each Owner Participant in connection with the return of the Airframe or any Engine in accordance with the terms of Section 5 hereof or in placing such Airframe or Engine in the condition and airworthiness required by such Section.

     At any sale of the Aircraft or any part thereof pursuant to this Section 15, Lessor or each Owner Participant may bid for and purchase such property. Lessor agrees to give Lessee at least 10 days' written notice of the date fixed for any public sale of any Airframe or Engine or of the date on or after which will occur the execution of any contract providing for any private sale; provided, however, that Lessee may not bid at any such public sale. Except as
--------   -------
otherwise expressly

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
provided above, no remedy referred to in this Section 15 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease, or otherwise use the Aircraft, Airframe or any Engine or any part thereof in mitigation of Lessor's damages as set forth in this Section 15 or which may otherwise limit or modify any of Lessor's rights and remedies in this Section 15.

     Section 16. Notices.
                 -------

     All notices required under the terms and provisions hereof shall be in writing and shall be given by registered mail, telecopy, telex, teletype or any other customary means of written communication, addressed:

     If  to  Lessee,  at  2007  Corporate  Avenue,  Memphis,   Tennessee  38132,
Attention: Vice President and Treasurer,  Telephone: (901) 395-4533, Telecopier:
(910) 395-3910, or at such other address as Lessee shall from time to time designate in writing;

     If to Lessor,  at 615 Battery  Street,  San  Francisco,  California  94111,
Attention: President, with copies to each Owner Participant, c/o United States Leasing International, Inc., 615 Battery Street, San Francisco, California 94111, Attention: Executive Vice President, Transportation Financing, Telephone
(415) 627-9300, Telecopier (415) 627-9240, or at such other address as Lessor or such other Person shall from time to time designate in writing. The effective date of any such notice shall be, if sent by mail, five days after mailing or, if sent by telex, telecopy or teletype, the date when such notice is sent or dispatched, and otherwise the date on which it is received by the addressee.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

      Section 17. Net Lease; Lessee's Obligations; No Set-Off,Counterclaim, Etc.
                  --------------------------------------------------------------

     This is a net lease. Lessee's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation: (a) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor; (b) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, Airframe or any Engine, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever; (c) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessee or any other Person; (d) any change, waiver, extension, indulgence or other action or omission in respect of any obligation or liability of Lessee or Lessor; (e) any claim that Lessee has or might have against any Person; or (f) any invalidity or unenforceability or disaffirmance of this Lease or any provision hereof.

     If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein, Lessee nonetheless agrees to pay an amount equal to each Basic Rent and Supplemental Rent payment at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. All Rent payable by Lessee shall be paid without notice or demand (except as otherwise expressly provided) and without abatement, suspension, deferment, deduction, diminution or proration by reason of any circumstance or occurrence whatsoever. Lessee hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease or any part hereof, or to any abatement, suppression, deferment, diminution, reduction or proration of Rent except in accordance with the express terms hereof. Each payment of Rent made by Lessee shall be final as to Lessor and Lessee. Lessee will not seek to recover all or any part of any such payment of Rent for any reason whatsoever.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     Section 18. Covenants of Lessee
                 -------------------

     (a) Certain  Assurances.  Lessee shall do,  execute,  acknowledge and
         -------------------
deliver or cause to be done, executed, acknowledged and delivered all such further acts, conveyances and assurances as Lessor shall reasonably request for accomplishing the purposes of this Lease. Lessee shall also do or cause to be done, at its own expense, any and all acts and things which may be required under the terms of any law, rule, regulation, agreement, treaty, convention, pact or by any practice, custom, or understanding recognized as having wide application or control involving any jurisdiction in which the Aircraft is being operated, or any and all other acts and things which Lessor may reasonably request and which are necessary or advisable to perfect and preserve the rights of Lessor in and to the Aircraft within any such jurisdiction.

     (b) Filing and Recordation.  Lessee will cause this Lease  in respect
         ----------------------
of the Aircraft to be duly and timely filed and recorded, or filed for recordation, to the extent permitted under the Act or required under any applicable law.

     (c) Existence.  Lessee  will  preserve  and  maintain  its  corporate
         ---------
existence and such of its rights, privileges, licenses and franchises where failure to maintain such rights and privileges or obtain such licensing or qualification would have a material adverse effect upon Lessee.

     Section 19. Right To Perform for Lessee.
                 ---------------------------

     If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Lessor may (but shall not be obligated to) make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by Lessee upon demand. No such payment, performance or compliance shall be deemed to cure any default of Lessee hereunder or otherwise relieve Lessee of its obligations with respect thereto.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     Section 20. Miscellaneous.
                 -------------

     Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The prevailing party in any action to enforce its rights hereunder shall be entitled to recover from the nonprevailing party reasonable attorneys fees and costs. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.

     The Lessee irrevocably agrees, by execution and delivery of this Lease, that any legal action or proceeding brought against the Lessee with respect to this Lease may be brought and determined in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, and the Lessee hereby irrevocably accepts with regard to any such action or proceeding, for itself and in respect of its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts. The Lessee further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered airmail, postage prepaid, to the Lessee at its address set forth in Section 16 hereof. Nothing herein shall affect the right of Lessor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Lessee in any other jurisdiction in which the Lessee may be subject to suit.

     This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in or to the Aircraft, Airframe or any Engine except as a lessee only. The section and paragraph headings in this Lease and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Lease. This Lease has been, and each Lease Supplement and amendment hereto is intended to be, delivered in the State of New York and shall in all re-

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA
spects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made in such State by residents thereof and as if performed entirely within such State, including all matters of construction, validity and performance. This Lease and each Lease Supplement and amendment hereto may be executed in several counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.

     Section  21.  Financing.  After the  Delivery  Date (or,  in the case of an
                   ---------
assignment by Airlease, Ltd. ("Airlease") in favor of United States Leasing International, Inc. ("USL"), at any time), and subject to the immediately succeeding proviso, an Owner Participant (or the Owner Trustee acting at the direction of an Owner Participant) may, upon not less than thirty (30) days prior written notice from an owner Participant to the Lessee, assign, for the purpose of securing debt obligations, all or any part of its interest in the Aircraft or in the Trust Estate to any lender(s) and/or an indenture trustee, acting on behalf of one or more lenders, and the Lessee hereby agrees, in connection with any such assignment or contemplated assignment, to execute and deliver a consent and agreement relating thereto containing, in the Lessee's reasonable judgment, customary covenants, representation, warranties and indemnities and all such other documents and instruments (including, without limitation, opinions of counsel and other ancillary documents), and to cooperate generally and in such other ways, as the owner Participant may reasonably request; provided, that: (a) such lender(s) and such indenture trustee are
          --------
reasonably acceptable to the Lessee (it being understood that USL shall be deemed to be acceptable to Lessee); (b) such financing documents include a covenant by such lender (s) and indenture trustee, if any, agreeing that as long as no Event of Default shall have occurred and be continuing the Lessee's quiet enjoyment, operation, possession and use of the Aircraft shall not be interrupted by such lender (s) or indenture trustee or by any Person claiming through or under such lender(s) or indenture trustee; (c) no such assignment shall materially impair the rights and benefits, or materially increase the burdens or obligations, of the Lessee under the Operative Documents (all in the Lessee's reasonable judgment); and (d) all out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by the Lessee in connection with such assignment shall be reimbursed by the Owner-Participant.

                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     Section 22. Section 1110 Compliance.  Notwithstanding  any provision herein
                 -----------------------
to the contrary, it is understood and agreed between the parties hereto that the transactions contemplated by this Lease are expressly intended to be, shall be and should be construed so as to be, entitled to the full benefits of 11 U.S.C.
Section 1110.





























                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

     IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                FEDERAL EXPRESS CORPORATION
                                  Lessee

                                By: /s/ ROBERT D. HENNING
                                  -----------------------------------
                                  Robert D. Henning
                                  Managing Director, Aircraft
                                  Financing and Assistant Secretary

                                TRUST COMPANY FOR USL, INC., not
                                  in its individual capacity,
                                  except as expressly provided
                                  herein, but solely as Owner
                                  Trustee,

                                Owner Trustee

                                By /s/ STANLEY E. GUTMAN
                                  ----------------------------------
                                  Name: Stanley E. Gutman
                                  Title: Vice President











                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

                                                                      SCHEDULE 1
                                                                      ----------

                              Basic Rent Schedule
                              -------------------

Lease Period Date                          Basic Rent Payment
-----------------                          ------------------

April 21, 1994                                 $710,000
October 21, 1994                                710,000
April 21, 1995                                  710,000
October 21, 1995                                710,000
April 21, 1996                                  710,000
October 21, 1996                                710,000
April 21, 1997                                  710,000
October 21, 1997                                710,000
April 21, 1998                                  710,000
October 21, 1998                                710,000
April 21, 1999                                  710,000
October 21, 1999                                710,000
April 21, 2000                                  710,000
October 21, 2000                                710,000
April 21, 2001                                  710,000
October 21, 2001                                710,000
April 21, 2002                                  710,000
October 21, 2002                                710,000
April 21, 2003                                  710,000
October 21, 2003                                710,000
April 21, 2004                                  710,000
October 21, 2004                                710,000
April 21, 2005                                  710,000
October 21, 2005                                710,000
April 21,2006                                   710,000

                                                                       EXHIBIT A
                                                                       ---------

                                LEASE SUPPLEMENT

     THIS LEASE SUPPLEMENT, dated April _____, 1993, between ___________________ _____________________ , a _____________________________________ "Lessor"), and
FEDERAL EXPRESS CORPORATION ("Lessee").

     Lessor and Lessee have heretofore entered into that certain Lease Agreement, dated as of April ______, 1993 (as at any time amended, modified or supplemented, herein called the "Lease" and the terms defined therein being herein used with the same meanings) , which Lease provides in section 2 for the execution of a Lease Supplement substantially in the form hereof for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof. The Lease relates, among other matters, to the Airframe and Engines described below, and this Lease Supplement is attached to a counterpart of the Lease for purposes of filing and recordation.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease, as herein supplemented:

     The following described Boeing 727-2D4 aircraft (the "Delivered Aircraft") which Delivered Aircraft as of the date hereof consists of the following:

     Airframe: FAA Registration Number N _____________ , Manufacturer's Serial No. __________ and manufactured in _____________; and

     Engines:   Three Pratt & Whitney JT8D-15A engines installed thereon bearing
Engine Manufacturer's Serial Numbers __________, ___________ and ____________.

Each of the Engines described above has 750 or more rated takeoff horsepower or the equivalent of such horsepower.

                                                                       EXHIBIT A
                                                                          Page 2


     2. The Delivery Date of the Delivered Aircraft and Engines is the date of this Lease Supplement set forth in the opening paragraph hereof.

     3. Lessee hereby confirms to Lessor that Lessee has accepted the Delivered Aircraft and Engines for all purposes hereof and of the Lease, including its being airworthy, in accordance with specifications, in good working order and repair and without defect in condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof.

     4. All the provisions of the Lease are hereby incorporated by reference in this Lease Supplement, on and as of the date of this Lease Supplement, to the same extent as if fully set forth herein.

     5. THIS LEASE SUPPLEMENT IS BEING DELIVERED IN AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN SUCH STATE BY RESIDENTS THEREOF AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     6. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                                                                       EXHIBIT A
                                                                          Page 3


     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed and delivered as of the date and year first above written.

                                TRUST COMPANY FOR USL, INC.
                                  as Owner Trustee, Lessor


                                By___________________________
                                  Title:


                                FEDERAL EXPRESS CORPORATION, Lessee


                                By___________________________
                                  Title

                                                                       EXHIBIT B
                                                                       ---------

                           RECEIPT FOR LEASE AIRCRAFT
                           --------------------------

Date: ________________________________________

Time: ________________________________________

Place: _______________________________________

Received from ________________________________________________________________,

pursuant to the Lease Agreement between ______________________________________

and _________________________________________, as Owner Trustee, dated as of

______________________, the following:

One (1) Boeing 727-2D4 Aircraft

Federal Aviation Administration Registry No. N___________

Manufacturer's Serial No._____________

Exhibit 1, "Inventory of Aircraft and Engine Records" provided at Delivery.

Exhibit 2, "List of Open Discrepancies" at Delivery and Acceptance of the

Aircraft.

The  undersigned  is  authorized  by  Lessee  to  accept  delivery  of the above designated aircraft pursuant to the aforesaid Agreement.


                                FEDERAL EXPRESS CORPORATION



                                By____________________________
                                  Title:

                                                                       EXHIBIT C

                             STIPULATED LOSS VALUES


Stipulated Loss Value Date                  Stipulated Loss Value
--------------------------                  ---------------------

October 21, 1993                               $14,601,000.00
April 21, 1994                                  14,313,000.00
October 21, 1994                                13,999,000.00
April 21, 1995                                  13,663,000.00
October 21, 1995                                13,305,000.00
April 21, 1996                                  12,927,000.00
October 21, 1996                                12,530,000.00
April 21, 1997                                  12,115,000.00
October 21, 1997                                11,687,000.00
April 21, 1998                                  11,246,000.00
October 21, 1998                                10,793,000.00
April 21, 1999                                  10,328,000.00
October 21, 1999                                 9,851,000.00
April 21, 2000                                   9,362,000.00
October 21, 2000                                 8,863,000.00
April 21, 2001                                   8,353,000.00
October 21, 2001                                 7,835,000.00
April 21, 2002                                   7,309,000.00
October 21, 2002                                 6,775,000.00
April 21, 2003                                   6,233,000.00
October 21, 2003                                 5,683,000.00
April 21, 2004                                   5,125,000.00
October 21, 2004                                 4,560,000.00
April 21, 2005                                   3,987,000.00
October 21, 2005                                 3,407,000.00
April 21, 2006                                   2,819,000.00













Prior to the Induction Date (as defined in the Modification Contract), Stipulated Loss Value shall be $6,500,000.

                                                                       EXHIBIT E
                                                                       ---------

                       SCHEDULE OF REGISTRATION COUNTRIES
                       ----------------------------------

Argentina                                       Japan

Australia                                       Luxembourg

Austria                                         Malaysia

Bahamas                                         Mexico

Belgium                                         Netherlands

Brazil                                          New Zealand

Canada                                          Norway

Chile                                           People's Republic of China

Denmark                                         Philippines

Fiji                                            Portugal

Finland                                         Singapore

France                                          Spain

Germany                                         Sweden

Greece                                          Switzerland

Hong Kong                                       Thailand

Iceland                                         Turkey

India                                           United Kingdom

Ireland                                         Venezuela

Italy

                                                                       EXHIBIT D
                                                                       ---------


                        SCHEDULE OF COUNTRIES AUTHORIZED
                      FOR DOMICILE OF PERMITTED SUBLESSEES
                      ------------------------------------

Argentina                                       Japan

Australia                                       Luxembourg

Austria                                         Malaysia

Bahamas                                         Mexico

Belgium                                         Netherlands

Brazil                                          New Zealand

Canada                                          Norway

Chile                                           People's Republic of China

Denmark                                         Philippines

Fiji                                            Portugal

Finland                                         Singapore

France                                          Spain

Germany                                         Sweden

Greece                                          Switzerland

Hong Kong                                       Thailand

Iceland                                         Turkey

India                                           United Kingdom

Ireland                                         Venezuela

Italy

                                                                PAPER N0. 07


                             LEASE SUPPLEMENT NO. 1

     THIS LEASE  SUPPLEMENT  NO. 1, dated April 22, 1993,  between Trust Company
for  USL,  Inc.,  an  Illinois  corporation  ("Lessor"),   and  FEDERAL  EXPRESS
CORPORATION ("Lessee").

     Lessor and Lessee have heretofore entered into that certain Lease Agreement, dated as of April 15, 1993 (as at any time amended, modified or supplemented, herein called the "Lease" and the terms defined therein being herein used with the same meanings), which Lease provides in Section 2 for the execution of a Lease Supplement substantially in the form hereof for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof. The Lease relates, among other matters, to the Airframe and Engines described below, and this Lease Supplement is attached to a counterpart of the Lease for purposes of filing and recordation.

     NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease, as herein supplemented:

     The following described Boeing 727-2D4 aircraft (the "Delivered Aircraft") which Delivered Aircraft as of the date hereof consists of the following:

     Airframe: FAA Registration Number N362PA, Manufacturer's Serial No. 21850 and manufactured in 1979; and

     Engines: Three Pratt & Whitney JTSD-15A engines installed thereon bearing Engine Manufacturer's Serial Numbers 700-267, 700-360 and 708-902.

Each of the Engines described above has 750 or more rated takeoff horsepower or the equivalent of such horsepower.

     2. The Delivery Date of the Delivered Aircraft and Engines is the date of this Lease Supplement set forth in the opening paragraph hereof.

     3. Lessee hereby confirms to Lessor that Lessee has accepted the Delivered Aircraft and Engines for all

Purposes hereof and of the Lease, including its being airworthy, in accordance with specifications, in good working order and repair and without defect in condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof.

     4. All the provisions of the Lease are hereby incorporated by reference in this Lease Supplement, on and as of the date of this Lease Supplement, to the same extent as if fully set forth herein.

     5. THIS LEASE SUPPLEMENT IS BEING DELIVERED IN AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE IN SUCH STATE BY RESIDENTS THEREOF AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     6. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                FEDERAL EXPRESS CORPORATION,
                                  Lessee

                                By /s/ ROBERT D. HENNING
                                  -----------------------------------
                                   Robert D. Henning
                                   Managing Director, Aircraft
                                   Financing


                                TRUST COMPANY FOR USL,  INC.,  not
                                  in its  individual  capacity,
                                  except as expressly  provided
                                  herein,  but solely as Owner
                                  Trustee,

                                Owner Trustee

                                By /s/ STANLEY E. GUTMAN
                                  -----------------------------------
                                  Name: Stanley E Gutman
                                  Title: Vice President




                                                                 Federal Express
                                                                  Boeing 727-2D4
                                                                          N362PA

                                                                    PAPER NO. 42
                                                 (CERTIFIED COPY TO BE RETURNED)
ATTACHMENT NO. 1
----------------

                                                                   Airlease Ltd.
                                                                          N288FE



                             LEASE SUPPLEMENT N0. 2


     THIS LEASE SUPPLEMENT NO. 2, dated as of October 19, 1994 between TRUST COMPANY FOR USL, INC., as Trustee, the Trustee, in its capacity as such Trustee being herein called Lessor (under a Trust Agreement (N362) dated as of July 27, 1993 among AIRLEASE LTD., A CALIFORNIA LIMITED PARTNERSHIP, as Owner Participant, Trust Company for USL, Inc., as Trustee, and United States Leasing International, Inc., as Agent), and FEDERAL EXPRESS CORPORATION ("Lessee").

                               W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, the Lease Agreement dated as of April 15, 1993 and the Lease Supplement No. 1 dated April 22, 1993 covering one (1) Hoeing 727-2D4 aircraft (Serial Number 21850) bearing U.S. Registration Number N288FE (formerly N362PA), were recorded as one instrument by the Federal Aviation Administration on June 7, 1993 and assigned Conveyance No. JJ08133.

     WHEREAS, the Trust Termination and Assignment and Assumption Agreement (N362PA) dated as of July 27, 1993 was recorded by the Federal Aviation Administration on August 5, 1993 and assigned Conveyance No. 5090852.

     WHEREAS, the Separation of Joint Interests in Leased Aircraft and Assignment and Assumption Agreement dated as of September 29, 1993 was recorded by the Federal Aviation Administration on October 6, 1993 and assigned Conveyance No RR006494.

     WHEREAS, the Lessor and the Lessee desire to amend and supplement the Lease for the purpose of adjusting the dollar amount of the Basic Rent set forth in
Schedule 1 of the Lease

     NOW, THEREFORE,  in consideration of the mutual covenants herein contained,
and  other  good  and  valuable  consideration,   receipt  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     SECTION 1.  Definitions.   Unless the context shall otherwise require,  the
                 -----------
capitalized terms used herein shall have the respective meanings assigned thereto in the Lease

                                                            RECORDED
                                                 Federal Aviation Administration
                                                Date  11-22-94       Time 6:18AM
                                                     ---------------      ------
                                                Conveyance Number  JJ12723
                                                                 ---------------
                                                By /s/ JEAN VAYLAND
                                                   -----------------------------

                                                                     SCHEDULE IA

                              Basic Rent Schedule
                              -------------------

Lease Period Date                               Basic Rent Payment
-----------------                               ------------------


April 21, 1994                                  $710,000.00
October 21, 1994                                 600,375.22
April 21, 1995                                   655,187.61
October 21, 1995                                 655,187.61
April 21, 1996                                   655,187.61
October 21, 1996                                 655,187.61
April 21, 1997                                   655,187.61
October 21, 1997                                 655,187.61
April 21, 1998                                   655,187.61
October 21, 1998                                 655,187.61
April 21, 1999                                   655,187.61
October 21, 1999                                 655,187.61
April 21, 2000                                   655,187.61
October 21, 2000                                 655,187.61
April 21, 2001                                   655,187.61
October 21, 2001                                 655,187.61
April 21, 2002                                   655,187.61
October 21, 2002                                 655,187.61
April 21, 2003                                   655,187.61
October 21, 2003                                 655,187.61
April 21, 2004                                   655,187.61
October 21, 2004                                 655,187.61
April 21, 2005                                   655,187.61
October 21, 2005                                 655,187.61
April 21, 2006                                   655,187.61







[Federal Express Corporation]
[N288FE - Schedule 1 to Lease Supplement No. 2]